                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                    FILED BY A PARTY OTHER
                                               THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            MFS Institutional Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total Fee Paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

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

MFS(R) Proxy Information

------------------------------------------------

THE 2001 SHAREHOLDER PROXY FOR MFS(R) FUNDS

Streamlined processes for greater efficiencies

------------------------------------------------

                                                           [Logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

                                                            QUESTIONS & ANSWERS

Your proxy vote: your right and responsibility to your fellow shareholders

YOUR VOTE IS IMPORTANT

Starting in August 2001, the MFS(R) funds are asking all of their account holders for their support by voting on the 2001 proxy. That means that more than
4.5 million account holders will receive a proxy. Because this is such a massive undertaking, these proxy mailings will be sent in groups from late August through mid-September.

Your proxy vote is important. It is your right, and it is your responsibility to your fellow shareholders.

ALL SHARES IN ALL ACCOUNTS MUST BE VOTED

If you have more than one account,you'll receive more than one proxy -- possibly even in the same package. To conserve mailing costs,we have tried to send all of your proxies together. However, the staggered mailings may mean that you'll get several of these "householded" packages. It's very important that you vote every proxy that you receive. Otherwise,there may not be enough votes to conduct the shareholder meetings. And that will require costly follow-up mailings to nonvoting account holders.

----------------------------------------
Proxy mailings are a fund expense, so
are follow-up solicitations and
mailings. Please vote all of your
proxies now, and save your fund some
money.
----------------------------------------

FOCUS ON SIMPLIFICATION

The proposals contained in the proxy for each fund vary in the specifics,but the general theme for most of them is the same: simplification. For example, we currently have three different Boards of Trustees; we believe it would be more efficient if we had just one. The questions and answers that follow will explain the proxy process and help you wade through the proposals.

Please take the time to read the enclosed proxy material and vote your proxy. You can vote by

    o mailing your completed and signed proxy card in the enclosed postage-paid envelope

    o voting on the Internet

    o voting by telephone on a toll-free number

You'll find the complete voting instructions included in this package.

Both we and your fellow shareholders thank you for voting now.We look forward to hearing from you.

1. WHO IS ASKING FOR MY VOTE?

   The Trustees of your MFS Institutional Fund are asking you to vote on several proposals at the upcoming shareholder meetings. The election of new Trustees requires a shareholder vote, and MFS recommended to the Trustees that certain other changes be made.

2. HOW DO THE TRUSTEES RECOMMEND SHAREHOLDERS TO VOTE?

   The Trustees recommend that you vote FOR all proposals.

3. WHO IS ELIGIBLE TO VOTE?

   If you were the shareholder of record on the record date, you are entitled to vote at the meeting or any adjournment of the meeting. You may cast one vote for each share of record that you own on at each matter presented at the meeting that affects your fund.

4. WHAT WILL I BE ASKED TO VOTE ON?

   o To elect a Board of Trustees

     The purpose of this proposal is to streamline the oversight of the MFS funds by creating a combined Board that will oversee most MFS funds organized in the United States. Currently, three separate Boards of Trustees serve these MFS funds. Due to a number of pending Trustee retirements, the combined Board will avoid the need to add new Trustees to the various Boards in the near future.

     The combined Board would reduce these duplication of Board materials and reports and avoid repeated presentations by the same personnel at different meetings.

   o To authorize the Trustees to adopt an amended and restated Declaration of Trust

     The Declaration of Trust is the charter document that describes how a fund conducts business and how it is governed.

     This proposal would modernize the Declaration of Trust and make it the same for almost all MFS funds.

   o To amend or remove certain fundamental investment policies

     The MFS funds have certain fundamental investment policies that cannot be changed without shareholder approval. Some of these policies are no longer needed due to changes in applicable laws and can now be eliminated or revised.

     This proposal would modernize the funds' fundamental investment policies and make them the same for almost all of the MFS funds. The funds will continue to be managed in accordance with the investment policies described in their prospectuses. The Trustees do not expect that the revised policies will change significantly the level of investment risk associated with an investment in the funds.

   o To approve a new Investment Advisory Agreement with MFS

     Each MFS fund has an Investment Advisory Agreement with MFS.

     This proposal would modernize these Agreements and make them the same for almost all of the MFS funds.

     UNDER THIS PROPOSAL, THE INVESTMENT MANAGEMENT FEE PAYABLE BY THE FUNDS WOULD NOT CHANGE.

   o To change the fund's investment policy relating to investments in common stocks and other types of securities from fundamental to nonfundamental - MFS(R) Institutional Emerging Equities Fund ONLY

     Currently the fund's investment policy relating to investments in common stocks and other types of securities may not be changed without shareholder approval.

     This proposal would allow the fund's Trustees to change this investment policy without obtaining further shareholder approval. The added flexibility would permit the fund to react more quickly if it determines that an investment policy change is in shareholders' best interest. This would save the cost and time delays of conducting a shareholder meeting. Currently, the Trustees have no intention of changing this investment policy.

   o To ratify the selection of the independent public accountants for the current fiscal year

     This is a standard,routine item on proxy statements.

5. HOW WILL MY VOTES BE RECORDED?

   Votes that are received prior to a fund's shareholder meeting will be voted as you specify on each proposal. If you simply sign and date the proxy card but do not specifically vote on one or more of the proposals, your shares will be voted FOR all of the nonspecified proposals.

6. WHAT IF I WANT TO REVOKE MY PROXY?

   You can revoke your proxy at any time by sending us a written revocation or a more recently dated proxy card. Your request or new proxy card must be received before the shareholder meeting.

7. WHAT HAPPENS IF THERE AREN'T ENOUGH VOTES TO APPROVE A PROPOSAL BY THE SHAREHOLDER MEETING DATE?

   The shareholder meeting for that fund will be adjourned to a later date, and shareholders who have not voted will be solicited again. Follow-up solicitations, which are a fund expense, are costly. That's why your vote is so important and why we urge you to vote your proxy now. You should also know that a fund may adjourn its meeting more than once.

8. HOW CAN I GET MORE INFORMATION ABOUT THE FUNDS?

   A copy of the annual report for each fund was mailed previously to you. If you would like us to send you free copies of any fund's most recent annual report, semiannual report, or prospectus, please call your relationship manager or call Ray Dutcher toll free at 1-800-637-2262 or write to the funds at MFS Investment Management, 500 Boylston Street, Boston, Massachusetts 02116.

9. WHOM DO I CALL IF I HAVE QUESTIONS?

   You may call Georgeson Shareholder Communications Inc., the MFS funds' proxy solicitor, at 1-888-833-2397.

   Your vote is important to us and to your fellow shareholders. Please vote your proxies as soon as possible and return them in the envelope provided.

   We look forward to receiving your vote.


[Logo] M F S(R)
INVESTMENT MANAGEMENT

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                MFS-4MFSIT-9/01

                                                     MFS Institutional Trust
                                                     500 Boylston Street
                                                     Boston, Massachusetts 02116

                                                               September 4, 2001

Dear Shareholder:

    A special meeting of shareholders of your Fund will be held at the Fund's offices, 500 Boylston Street, Boston, Massachusetts, on November 1, 2001, at 9:30 a.m. (Boston time).

    At the meeting, you will be asked to elect Trustees of your Fund. Certain nominees already serve as Trustees, and other nominees are currently Trustees of other MFS funds. The new Board will combine your Fund's current Trustees with Trustees supervising those other MFS funds. The combined Board is designed to simplify and streamline oversight of the MFS funds.

    You will also be asked to approve an amended and restated declaration of trust, the elimination or revision of certain investment policies and a new investment advisory agreement. These items are designed to modernize and standardize the agreements and investment restrictions governing the MFS funds, including the Funds in this proxy statement, and to provide for efficiencies and flexibility in the Funds' operations.

    As a shareholder, you cast one vote for each share you own. THE TRUSTEES RESPONSIBLE FOR YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH OF THESE PROPOSALS.

    YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE VOTE PROMPTLY BY COMPLETING AND SIGNING THE PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.


    If you have any questions about the proposals to be voted on, please call Georgeson Shareholder Communications Inc. at
1-888-833-2397.

    Thank you for your participation in the meeting.

                                                Sincerely,

                                                /s/ Jeffrey L. Shames


                                                Jeffrey L. Shames
                                                Chairman

                           MFS INSTITUTIONAL TRUST
                             500 BOYLSTON STREET
                         BOSTON, MASSACHUSETTS 02116

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                        TO BE HELD ON NOVEMBER 1, 2001

    A Special Meeting of Shareholders of each MFS Institutional Fund listed below will be held at the Funds' offices, 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m. (Boston time) on Thursday, November 1, 2001, for the following purposes:

    ITEM 1. To elect a Board of Trustees, 10 of whom are independent of the Funds' investment adviser.

    ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

    ITEM 3. To amend or remove certain fundamental investment policies.

    ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.


    ITEM 5. To change the investment policy relating to investment in common stocks and other types of securities from fundamental to non-fundamental (only MFS Institutional Emerging Equities Fund shareholders may vote on this item).


    ITEM 6. To ratify the selection of the independent public accountants for the current fiscal year.

    ITEM 7. To transact such other business as may properly come before the Meeting and any adjournments thereof.

    YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

    Shareholders of record on August 23, 2001 are entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                         Stephen E. Cavan, Secretary and Clerk

MFS(R) Institutional Core Equity Fund                        MFS(R) Institutional Emerging Equities Fund
MFS(R) Institutional High Yield Fund                         MFS(R) Institutional International Equity Fund
MFS(R) Institutional Large Cap Growth Fund                   MFS(R) Institutional Large Cap Value Fund
MFS(R) Institutional Mid Cap Growth Fund                     MFS(R) Institutional Real Estate Investment Fund
MFS(R) Institutional Research Fund

September 4, 2001

                               PROXY STATEMENT


    This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the MFS Institutional Funds listed below to be used at the Special Meeting of Shareholders of each Fund to be held at 9:30 a.m. on Thursday, November 1, 2001 at the Funds' offices, 500 Boylston Street, Boston, Massachusetts, and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the Secretary of the applicable Fund or delivered at the Meeting. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about September 10, 2001.


                               FUNDS HOLDING SPECIAL MEETINGS OF SHAREHOLDERS
                                          ON NOVEMBER 1, 2001

MFS(R) INSTITUTIONAL CORE EQUITY FUND                        MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
MFS(R) INSTITUTIONAL HIGH YIELD FUND                         MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND                   MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND
MFS(R) INSTITUTIONAL MID CAP GROWTH FUND                     MFS(R) INSTITUTIONAL REAL ESTATE INVESTMENT FUND
MFS(R) INSTITUTIONAL RESEARCH FUND


    Shareholders of record at the close of business on August 23, 2001 will be entitled to one vote for each share held. The number of shares of each Fund outstanding on August 23, 2001 is shown under "Fund Information" beginning on page 19.

    The Fund of which you are a shareholder is named on the proxy card included with this proxy statement. You will receive a separate proxy card for each Fund you own. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting each Fund you own.


    The mailing address of the Funds is 500 Boylston Street, Boston, Massachusetts 02116. A copy of the Annual or Semi-Annual Report for the Funds may be obtained without charge by contacting MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, Massachusetts 02111-1738, or calling MFS by telephone toll-free 1-800-637-2262.

VOTE REQUIRED: Each Fund is organized as a series of MFS Institutional Trust (referred to as the trust), a business trust governed by Massachusetts law. As part of the same trust, the Funds share a common Board of Trustees and a common declaration of trust (or charter document). Shareholders of all Funds will vote together on Item 1. Shareholders of each Fund will vote separately on each of Items 2, 3, 4 and 6. Only shareholders of the Emerging Equities Fund will vote on Item 5.

    Each nominee named in Item 1 must be elected by a plurality of the shares of the trust voted at the Meeting. Item 2 must be approved by each Fund. Approval of Item 2 requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below) of each Fund. Approval of Items 3, 4 and 5 requires the affirmative vote of a "majority of the outstanding voting securities" of the relevant Fund. Approval of Item 6 requires the affirmative vote of a majority of the shares of the relevant Fund voted at the Meeting.

    Under applicable law, the vote of "a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

    The following table summarizes these voting requirements:

                                           SHAREHOLDERS ENTITLED TO VOTE                VOTE REQUIRED FOR APPROVAL
                                           -----------------------------                --------------------------
Item 1                                     Shareholders of each Fund vote together for  Each nominee must be elected by a plurality
(Election of Trustees)                     each nominee                                 of the shares of the trust voted at the
                                                                                        Meeting

Item 2                                     Shareholders of each Fund vote separately    Approved by a "majority of the outstanding
(Approval of Amended and Restated                                                       voting securities" of each Fund
Declaration of Trust)

Item 3                                     Shareholders of each Fund vote separately    Approved by a "majority of the outstanding
(Changes to Fundamental Investment                                                      voting securities" of the relevant Fund
Policies)

Item 4                                     Shareholders of each Fund vote separately    Approved by a "majority of the outstanding
(Approval of Investment Advisory                                                        voting securities" of the relevant Fund
Agreement)

Item 5                                     Only shareholders of the Emerging Equities   Approved by a "majority of the outstanding
(Change Investment Policy to Non-          Fund vote                                    voting securities" of the relevant Fund
Fundamental)


Item 6                                     Shareholders of each Fund vote separately    Approved by a majority of the shares of the
(Ratification of Selection of Auditors)                                                 relevant Fund voted at the Meeting


                              GENERAL BACKGROUND

    At the Meeting, you will be asked to elect Trustees of your Fund. Certain nominees already serve as Trustees, and other nominees are currently Trustees of other MFS funds. The new Board will combine your Fund's current Trustees with Trustees supervising other MFS funds. The combined Board is designed to simplify and streamline oversight of the Funds and other MFS funds.

    You will also be asked to approve an amended and restated declaration of trust, the revision or elimination of certain investment policies and a new investment advisory agreement. These items are designed to modernize and standardize the agreements and restrictions governing the Funds in this proxy statement as well as other MFS funds, and to provide for efficiencies and flexibility in the Funds' operations.


    Shareholders of all Funds will vote together on the election of Trustees. Shareholders will vote Fund by Fund on all other proposals. Shareholders of all Funds must approve the amended and restated declaration of trust for it to take effect for the trust. This means that even if your Fund votes in favor of the amended and restated declaration of trust, you could be outvoted by shareholders of other Funds in the trust.

    If approved, each proposal will take effect on January 1, 2002, or in the event that shareholder approval has not been obtained by that date, as soon as reasonably practicable after shareholders have approved the proposal.


ITEM 1 -- TO ELECT A BOARD OF TRUSTEES.


    At the Meeting, you will be asked to elect a Board of Trustees for the MFS Institutional Funds. The existing Trustees have determined, pursuant to the trust's declaration of trust, that the number of Trustees of the combined Board of Trustees shall be fixed for the time being at 13. Proxies not containing specific instructions to the contrary will be voted for the election as Trustees of the 13 nominees listed below.


    Currently, MFS funds are served by three separate Boards of Trustees. Under this proposal, the separate Boards will be consolidated so that the same individuals serve on the Boards of all MFS funds, including the Funds.

    Historically, the separate Boards have had separate meetings but often have reviewed the same policy issues, contractual arrangements and other matters. Among other potential efficiencies, consolidating into one Board would reduce the duplication of Board materials and reports covering the same topics and would avoid the need for repeated presentations by the same personnel at different meetings. The Trustees of the separate Boards, including the Funds' Trustees, have agreed that the MFS funds and their adviser, Massachusetts Financial Services Company (referred to as MFS), would enjoy efficiencies and potential future cost savings if the same individuals served as Trustees of the Funds and other MFS funds.

    The Trustees who currently supervise your Fund are Jeffrey L. Shames, Nelson J. Darling, Jr. and William R. Gutow. Mr. Darling will be retiring at the end of 2001. The other Trustees who currently supervise your Fund, and who have served in that capacity continuously since originally elected or appointed, are nominees to serve on the combined Board of the MFS funds.

    The other nominees listed in the table below were nominated by your Fund's Board of Trustees on July 19, 2001, subject to approval by the shareholders. These nominees do not currently serve as Trustees of your Fund, but have agreed to do so if elected by shareholders. These nominees currently serve on one other Board of the MFS funds, and have served in that capacity continuously since originally elected or appointed.

    If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by your current Trustees. You are being asked to elect all of the nominees listed in the table below and to re-elect your current Trustees. Aside from Mr. Darling who will be retiring at the end of the year, your current Trustees will continue to serve as Trustees of your Fund even if shareholders do not approve Item 1.


    The Funds do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

    The following table presents certain information regarding the Trustees (other than Mr. Darling who will be retiring) and nominees for Trustee, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                      NAME, POSITION WITH THE TRUST, AGE
               PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)


JEFFREY L. SHAMES* (born 6/2/55) Trustee, Chairman and President
Massachusetts Financial Services Company, Chairman and Chief Executive
Officer.

JOHN W. BALLEN* (born 9/12/59) Nominee for Trustee
Massachusetts Financial Services Company, President and Director.

LAWRENCE H. COHN, M.D. (born 3/11/37) Nominee for Trustee
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery.

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27) Nominee for Trustee
Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997).

WILLIAM R. GUTOW (born 9/27/41) Trustee
Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman.

J. ATWOOD IVES (born 5/1/36) Nominee for Trustee
Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000); KeySpan Corporation (energy related services), Director.

ABBY M. O'NEILL (born 4/27/28) Nominee for Trustee
Private investor; Rockefeller Financial Services, Inc. (investment advisers), Chairman and Chief Executive Officer.

LAWRENCE T. PERERA (born 6/23/35) Nominee for Trustee
Hemenway & Barnes (attorneys), Partner.

WILLIAM J. POORVU (born 4/10/35) Nominee for Trustee
Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee.

ARNOLD D. SCOTT* (born 12/16/42) Nominee for Trustee
Massachusetts Financial Services Company, Senior Executive Vice President and Director.

J. DALE SHERRATT (born 9/23/38) Nominee for Trustee
Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001); Paragon Trade Brands, Inc. (disposable consumer products), Director.

ELAINE R. SMITH (born 4/25/46) Nominee for Trustee
Independent consultant.

WARD SMITH (born 9/13/30) Nominee for Trustee
Private investor.

----------------
(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like your Fund. The address of MFS is 500 Boylston Street, Boston, Massachusetts.


    Each Trustee holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Ballen, Ives, Perera, and Poorvu and Ms. Smith serve as board members of 45 funds within the MFS Family of Funds. Dr. Cohn, Messrs. Gibbons, Sherratt and Smith and Ms. O'Neill serve as board members of 42 funds within the MFS Family of Funds. Mr. Gutow serves as board member of 73 funds within the MFS Family of Funds. Messrs. Scott and Shames serve as board members of 115 funds within the MFS Family of Funds.

    Information about Trustee compensation and the executive officers of the Funds appears under "Fund Information" beginning on page 19.

    Your current Board of Trustees meets regularly throughout the year to discuss matters relating to your Fund. The Board has a standing Audit Committee, currently composed of Messrs. Darling and Gutow, to review the internal and external accounting and auditing procedures of your Fund and, among other things, to consider the selection of independent public accountants for your Fund, to approve all significant services proposed to be performed by those accountants and to consider the possible effect of the services on the independence of those accountants. The Audit Committee consists only of Trustees who are not "interested persons" of your Fund as defined in the 1940 Act.


    The Board has also created a Nominating Committee, composed solely of all of the current Trustees who are not "interested persons" of the Funds as defined in the 1940 Act, that is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Trustee candidates for consideration by the Nominating Committee may do so by writing the Funds' Secretary. Members of the Nominating Committee confer periodically and hold meetings as required.


    Information about Board and Committee meetings held by the Funds appears under "Fund Information" beginning on page 19. Each Trustee attended at least 75% of the Board and applicable Committee meetings noted.


    The Funds' declaration of trust currently provides that each Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REQUIRED VOTE

    Approval of this proposal as to any nominee will require the affirmative vote of a plurality of the outstanding shares of the Funds voting at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.


ITEM 2 -- TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.


    As noted above, the Funds are organized as series of MFS Institutional Trust, a Massachusetts business trust. Under Massachusetts law, a business trust usually operates under a charter or organizational document, called a declaration of trust, that contains various provisions relating primarily to how the trust conducts business and how the trust is governed. The Funds operate under the same declaration of trust.

    At the Meeting, you will be asked to authorize your Trustees to adopt for your Fund and the other Funds in the trust the Amended and Restated Declaration of Trust appearing in Appendix A to this proxy statement (called, in this proxy statement, the Restated Declaration). The Restated Declaration amends and restates the existing declaration of trust (called, in this proxy statement, the Existing Declaration) in its entirety. The Trustees have approved the Restated Declaration and recommend that you authorize the Trustees to adopt it. The Restated Declaration is the standard form that will be used for all new MFS funds organized as Massachusetts business trusts in the future.

    The Restated Declaration gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Adoption of the Restated Declaration will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests.

    You should note that your Fund's investments and investment policies will not change by virtue of the adoption of the Restated Declaration. However, certain of your Fund's investment policies will be affected by other items in this proxy statement.

    The Restated Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Appendix A. The attached Restated Declaration has been marked to show changes from the Existing Declaration.

SIGNIFICANT CHANGES


    1. DOLLAR -- WEIGHTED VOTING. The Restated Declaration provides that each shareholder of each Fund is entitled to one vote for each dollar of net asset value of the Fund represented by a shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declaration provides that each share of each Fund is entitled to one vote on each matter on which shares of that Fund are entitled to vote.


    Dollar-weighted voting is important because the Funds are part of a trust that has more than one series. Funds in a trust often have different share prices. When shareholders of Funds in the trust are asked to vote on a matter where all shareholders vote together, shareholders of a Fund with lower-priced shares may have more voting power than shareholders of a Fund with higher-priced shares. For example, if a Fund's shares are selling for $5.00 per share, a $1000 investment will purchase 200 shares of that Fund. If the shares of another Fund in the trust are selling for $10.00 per share, that same $1000 investment will purchase only 100 shares of that Fund. Each Existing Declaration gives one vote for each share owned. Under the Existing Declaration, when the shareholders of the trust vote together as a single class, a shareholder of the first Fund has twice the vote of a shareholder of the second Fund, even though the economic interest of the two shareholders is the same.

    The Trustees believe that the change to dollar-weighted voting is appropriate because it would match a shareholder's economic interest in the trust with the shareholder's voting powers, and conversely would prevent a shareholder who holds many shares with a relatively low price per share (for example, in a money market fund) from having disproportionately large voting powers.

    2. REORGANIZATION. The Restated Declaration permits the Trustees, without shareholder approval, to change a Fund's form of organization, reorganize all or a portion of any Fund or class or the trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate all or a portion of any Fund or class or the trust as a whole as a newly created entity. The Existing Declaration requires shareholder approval for this type of reorganization.

    Under certain circumstances, it may not be in the shareholders' interests to require a shareholder meeting to permit all or a portion of the trust or a Fund or class to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a Fund to domicile it in another state or to change its legal form. Under the Existing Declaration, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize all or a portion of the trust or any of its Funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. This flexibility should help to assure that the trust and its Funds operate under the most appropriate form of organization.

    The Restated Declaration requires that shareholders receive written notification of any reorganization transaction.

    The Restated Declaration does not permit the trust or any Fund or class to merge with or sell its assets to another operating entity without first obtaining shareholder approval.

    3. FUTURE AMENDMENTS. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declaration may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally retain the right to vote on any amendment affecting their voting powers, on any amendment affecting the amendment provisions of the Restated Declaration, on any amendment required by law or by the applicable Fund's registration statement to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval (except as noted above), the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies.

    The Restated Declaration also permits the Trustees to adopt By-Laws concerning the conduct of business of the Funds and to amend or repeal the By-Laws at any time so long as the By-Laws are not inconsistent with the Restated Declaration.

    4. INVESTMENT IN OTHER INVESTMENT COMPANIES. The Restated Declaration permits each Fund to invest in other investment companies to the extent not prohibited by the 1940 Act, and rules and regulations thereunder. Recent amendments to the 1940 Act permit mutual funds to invest their assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds. An investment structure where a fund invests all of its assets in a single investment company is sometimes referred to as a "master/feeder" structure. An investment structure where a fund invests its assets in more than one investment company is sometimes referred to as a "fund of funds" structure. Both the master/feeder and fund of funds structure attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a fund to retain its own characteristics and identity.

    The Restated Declaration will permit the Funds to take advantage of the recent changes in law, as well as any future changes in law or regulation on this topic. Under the Restated Declaration, the Trustees have the power to implement a master/feeder, fund of funds or other similar structure without seeking shareholder approval. While the Trustees have no current intention of implementing a master/feeder, fund of funds or other similar structure at this time, the Trustees believe circumstances could arise in which it would be in the best interest of the Fund to do so at a future date. Shareholders of a Fund would be notified if the Trustees decide to implement such a structure for that Fund, and no Fund will implement such a structure unless its investment restrictions permitted it to do so. Item 3 below also seeks approval of changes to certain Funds' investment restrictions to specifically permit the use of these structures.


    5. REDEMPTION. The Restated Declaration permits the Trustees to cause the involuntary redemption of a shareholder's shares at any time for any reason the Trustees deem appropriate. The Existing Declaration permits the Trustees to redeem shares only in certain limited circumstances.

    Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, to cause a money market fund to preserve a $1.00 net asset value, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Restated Declaration to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

    The Restated Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption.

    6. CLASSES OF SHARES. The Restated Declaration permits the Trustees to divide shares of the trust or any Fund into one or more classes and to establish the rights, privileges and preferences of any such classes. As a general matter, the Restated Declaration incorporates references to classes of shares where appropriate. As is the case under the Existing Declaration with respect to the termination of any Fund, the Restated Declaration permits the Trustees, without shareholder approval, to terminate any class of any Fund at any time.


OTHER CHANGES

    The Restated Declaration also changes the Existing Declaration as follows:

     1. The Restated Declaration permits the Funds to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law.

     2. The Restated Declaration permits the Trustees, without shareholder approval, to terminate the trust or a Fund, to designate or redesignate series (such as a Fund) and classify and reclassify classes, and make any other changes with respect to a series or class, including terminating a series or class, whether or not shares of the series or class are outstanding. The Existing Declaration permits the Trustees to terminate the trust or a Fund without shareholder approval, but requires shareholder approval to sell or transfer all of the assets of the trust or Fund in connection with that termination.

     3. The Restated Declaration explicitly allows the Trustees, with shareholder approval, to effect mergers, reorganizations and similar transactions through a variety of methods, including share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, and exchange offers.

     4. The Restated Declaration provides for (i) the removal of any Trustee with or without cause at any time by the affirmative vote of two-thirds of the voting power of the outstanding shares of the trust or by the vote of three-quarters of the Trustees, (ii) the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees, and (iii) the automatic retirement of Trustees when their terms, if any, expire. The Restated Declaration does not require the Trustees to provide notice to shareholders of the appointment of a new Trustee.

     5. The Restated Declaration no longer requires that the number of Trustees be fixed in writing or that Trustees be appointed in writing, but permits these actions to be taken at Board meetings. The Restated Declaration also provides that the Trustees may act by a two-thirds majority (rather than unanimous) written consent. The Restated Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the Funds' affairs.

     6. The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may delegate authority to investment advisers and other agents, guarantee the indebtedness and contractual obligations of others, purchase insurance insuring Fund assets, employees, Trustees and Trustees Emeritus, and invest Fund assets in all types of investments including derivatives. The Restated Declaration also provides that the Trustees may, but are not obligated to, employ a custodian for the safekeeping of trust assets.

     7. The Restated Declaration provides that by becoming a shareholder of a Fund each shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Restated Declaration.

     8. The Restated Declaration provides that except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality will elect a Trustee. However, where any provision of law or of the Declaration requires that the holders of any Fund or class vote as a Fund or class, then a majority of the voting power of the shares of that Fund or class voted on the matter will decide that matter insofar as that Fund or class is concerned.

     9. The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively.

    10. The Restated Declaration provides that shareholders of all Funds generally will vote together on all matters except when the Trustees determine that only shareholders of particular Funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or class.


    11. The Restated Declaration provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees has personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The effect of this provision may be to discourage suits brought on behalf of the Funds by their shareholders. This provision is not intended to impair the rights of shareholders under federal law.


    12. The Restated Declaration provides that actions taken by the Trustees and officers in good faith and with reasonable care are binding on all concerned.

    13. The Restated Declaration permits a Fund or class to merge with or sell its assets to another operating entity with the approval of a majority of the shareholders (as defined in the Restated Declaration) of that Fund or class. The Existing Declaration requires approval of such a transaction by a Fund by two-thirds of the outstanding shares of the Fund in question unless the transaction is recommended by the Trustees, in which case the approval of a majority of the shares of the Fund is sufficient authorization.

    If the Restated Declaration is not approved by each Fund, the Existing Declaration will remain in effect.


REQUIRED VOTE


    Approval of the Restated Declaration requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR AUTHORIZING THE TRUSTEES TO ADOPT THE AMENDED AND RESTATED DECLARATION OF TRUST.


ITEM 3 -- TO AMEND OR REMOVE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE
FUNDS.


    Each Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Over time, some Funds have adopted fundamental policies to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Funds to eliminate certain of these policies.

    The Board of Trustees, together with the trust's officers and MFS, have reviewed each Fund's current fundamental policies, and have concluded that certain policies should be eliminated or revised based on the development of new practices and changes in applicable law and to facilitate administration of the Fund. The proposed revised policies for each Fund are listed in Appendix B. At the Meeting, shareholders will be asked to approve the revised policies and to eliminate all other fundamental policies.

    The revised policies maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The Trustees believe that implementing the revised policies will facilitate MFS's management of the Funds' assets and simplify the process of monitoring compliance with investment policies. The revised policies (with variations required by the specific investment focus of a Fund) will be the standard form for funds in the MFS fund complex.


    THE REVISED POLICIES DO NOT AFFECT THE INVESTMENT OBJECTIVES OF THE FUNDS, WHICH REMAIN UNCHANGED. THE FUNDS WILL CONTINUE TO BE MANAGED IN ACCORDANCE WITH THE INVESTMENT POLICIES DESCRIBED IN THE PROSPECTUS AND IN ACCORDANCE WITH FEDERAL LAW. THE REVISED POLICIES WOULD GIVE THE FUNDS INCREASED ABILITY TO ENGAGE IN CERTAIN ACTIVITIES. THE TRUSTEES MAY CONSIDER AND ADOPT SUCH NON-FUNDAMENTAL INVESTMENT POLICIES FOR THE FUNDS AS THEY DETERMINE TO BE APPROPRIATE AND IN THE SHAREHOLDERS' BEST INTERESTS. THE TRUSTEES DO NOT ANTICIPATE THAT THE REVISED POLICIES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN ANY FUND.


    Each investment policy proposed to be revised, eliminated or added is discussed below. The Funds affected by the proposed changes are listed in italics at the beginning of each section. Items A through F apply to all Funds, and Items G through M apply only to the Emerging Equities Fund.

    Appendix B lists the fundamental policies that will apply to each Fund if shareholders of that Fund approve this proposal. Appendix C lists each Fund's current fundamental investment policies and the proposed action to be taken with respect to each policy. Please consult the proxy card included with this proxy statement to determine which Fund you own.

A.  BORROWING


    Changes proposed for all Funds

    It is proposed that the policy concerning borrowing be changed so that each Fund may borrow money to the fullest extent permitted by applicable law.


    Currently, the Funds, other than Emerging Equities Fund, may borrow up to 3313% of their assets, and there are no restrictions on what those borrowings may be used for. The Emerging Equities Fund may borrow up to 5% of its assets only for extraordinary or emergency purposes.

    The 1940 Act, which is the federal law that governs investment companies like the Funds, does not require that borrowings be made solely for extraordinary or emergency purposes. It is possible that the Funds' existing policies could prevent them from borrowing when it is in the best interests of shareholders to do so. The revised policy will give the Funds the maximum amount of flexibility to borrow permitted by applicable law. Currently, the 1940 Act permits investment companies like the Funds to borrow money so long as there is 300% asset coverage of the borrowings. This means that borrowings cannot exceed one-third of an investment company's total assets after subtracting liabilities other than the borrowings. Of course, this law could change in the future.

    Funds generally borrow money either to permit the orderly sale of investments or to try to enhance returns to shareholders (the latter is referred to as leverage). Borrowing money creates risks and expenses for a Fund and may make the Fund's net asset value more volatile. The interest and other costs of borrowing may reduce the Fund's return. The Fund also could be forced to sell securities at inopportune times to repay loans. If a Fund intends to borrow to any material extent, this intention will be disclosed in the Fund's prospectus or statement of additional information.

B.  PLEDGING ASSETS -- REMOVAL OF POLICY


    Changes proposed for MFS Institutional Emerging Equities Fund

    It is proposed that the policy restricting the ability of the Fund to pledge its assets be removed. Currently, the Emerging Equities Fund may pledge up to 15% of its assets. The 1940 Act does not place any limit on the percentage of assets that a fund may pledge to secure borrowing. Accordingly, it is proposed that this policy be removed.


C.  UNDERWRITING SECURITIES


    Changes proposed for all Funds

    It is proposed that the policy concerning underwriting securities be changed so that each Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security. The revised policy also provides that a Fund is not deemed to underwrite securities by virtue of employing a master/feeder or fund-of-funds investment structure as permitted by applicable law. Utilizing these investment structures is discussed in Item 2 of this proxy statement (under "Significant Changes -- 4. Investment in Other Investment Companies") and in section K. below.


    Currently, each Fund is prohibited from underwriting securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, when it sells portfolio securities.

D.  ISSUANCE OF SENIOR SECURITIES


    Changes proposed for all Funds

    It is proposed that the policy concerning the issuance of senior securities be changed so that each Fund may issue senior securities to the fullest extent permitted by applicable law. For purposes of this restriction, collateral arrangements with respect to swaps, options, futures, forwards and initial and variation margin are not deemed to be the issuance of a senior security.


    Currently, each Fund is subject to a fundamental policy that provides that it may not issue any senior securities except as permitted by the 1940 Act. Certain technical changes are being made to this policy to clarify the circumstances in which a Fund may issue senior securities, including pursuant to any exemptive relief under the 1940 Act. In addition, the revised policy clarifies, and in certain cases expands, the types of collateral arrangements that are excluded from the restriction.

E.  LENDING OF MONEY OR SECURITIES


    Changes proposed for all Funds

    It is proposed that the policy concerning lending money be changed so that each Fund may make loans to the fullest extent permitted by applicable law.


    Currently, each Fund is prohibited from lending money. The Emerging Equities Fund is also prohibited from lending its securities. Investments in commercial paper, debt securities and repurchase agreements are treated as exceptions for purposes of these policies. The revised policy will permit each Fund to make loans, whether of money or securities, so long as the transactions are permitted by applicable law.

    Lending securities may be a source of income to the Funds and is permitted under the 1940 Act, subject to certain limitations. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower of the securities fail financially. However, loans would be made in accordance with procedures approved by the Trustees only to firms deemed by MFS to be of good standing, and when, in the judgment of MFS, the income from securities loans justifies the attendant risk.

    It is unlikely that the Funds would lend money, except to the extent that the purchase of debt securities can be considered a loan; however, the Funds could lend money to other Funds or to other funds advised by MFS or one of its affiliates. A Fund would have to obtain exemptive relief from the Securities and Exchange Commission (referred to as the SEC) in order to make loans to other Funds or other MFS-advised funds.

F.  REAL ESTATE, OIL AND GAS, MINERAL INTERESTS, AND COMMODITIES


    Changes proposed for all Funds

    It is proposed that the policy concerning real estate, oil, gas and mineral interests, and commodities be changed so that each Fund may not purchase or sell real estate, interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of its business. Under this policy, each Fund will be able to invest in securities secured by real estate and securities of companies that deal in real estate, as well as options and futures and forward contracts, and each Fund also will retain the right to hold and sell real estate, mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.


    The revised policy clarifies that the restrictions relating to investments in real estate and commodities do not apply to investments in currencies, any type of option contract, futures contracts, forward contracts, securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein. While some of these clarifications are included in the current policies for some Funds, the revised policy will apply to each Fund on a consistent basis.

G.  INDUSTRY CONCENTRATION


    Changes proposed for all Funds except MFS Institutional Real Estate Investment Fund

    It is proposed that the policy concerning concentration in a particular industry be changed so that no Fund may purchase securities of an issuer of a particular industry if as a result 25% or more of that Fund's total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.


    Currently, each of these Funds is prohibited from investing more than 25% of the value of its assets in any one industry. The revised policy clarifies that this calculation is made with respect to a Fund's total assets taken at market value at the time of purchase of the security in question.


    Changes proposed for MFS Institutional Real Estate Investment Fund

    It is proposed that the Fund adopt the revised concentration policy described in this section except that the Fund will invest at least 25% or more of its assets in the real estate group of industries.


H.  SHORT SALES -- REMOVAL OF POLICY


    Removal of policy proposed for MFS Institutional Emerging Equities Fund

    Currently, the Fund is prohibited from making short sales of securities, except that the Fund may make short sales "against the box" (short sales where the Fund owns or has the right to acquire at no added cost securities identical to those sold short) subject to certain limitations. The 1940 Act prohibits mutual funds from making short sales of securities except in accordance with SEC rules and regulations. The SEC has not adopted any rules or regulations relating to short sales, except that the staff of the SEC regards a short sale as a form of leverage and has taken positions with respect to the use of leveraging transactions. Accordingly, the Fund's investment policy is more restrictive than applicable law. The Fund is proposing to delete this policy in its entirety in order to have the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic.


    In a typical short sale the Fund borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. The Fund becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Because the value of a particular security can increase without limit, the Fund could potentially realize losses with respect to short sales that are not "against the box" that could be significantly greater than the value of the securities at the time they are sold short, and such losses could also be unlimited. If the Fund intends to engage in short sales to any material extent, the prospectus and statement of additional information will disclose that intention.

I.  REPURCHASE AGREEMENTS -- REMOVAL OF POLICY


    Removal of policy proposed for MFS Institutional Emerging Equities Fund

    Currently, the Fund is prohibited from entering into repurchase agreements if, as a result, more than 15% of the Fund's total assets would be subject to repurchase agreements maturing in more than seven days. The staff of the SEC has taken the position that if a mutual fund holds a material percentage (i.e., 10% of the net assets of a money market fund and 15% of the net assets of other types of mutual funds) of its assets in illiquid investments, or securities that may not be sold or disposed of in the ordinary course of business at approximately the price at which the fund values the investments, there may be a question as to the fund's ability to pay redemption proceeds on shares redeemed within seven days of the redemption request. Repurchase agreements maturing in more than seven days may be considered illiquid. The Fund wishes to remove the current fundamental policy in order to have the full flexibility permitted by applicable law and policy positions, and any future changes in law and policy, on this topic. The Fund currently has a non-fundamental policy that limits its investments in illiquid and restricted securities to 15% of its net assets. This policy can be changed by the Trustees if there are future changes in law or policy. The Fund will continue to adhere to applicable rules and policies relating to investments in these types of securities.


J.  TRANSACTIONS WITH AFFILIATES -- REMOVAL OF POLICY


    Removal of policy proposed for MFS Institutional Emerging Equities Fund

    Currently, the Fund is prohibited from investing in securities of issuers in which the Fund's Trustees or the Directors and officers of MFS own a certain percentage of securities. This policy was required by certain state laws which no longer apply to the Fund. It is proposed that this policy be eliminated in order to provide the Fund with the maximum amount of flexibility.


    If this policy is eliminated, the Fund would be able to invest in the securities of any issuer without regard to ownership in that issuer by management of the Fund or MFS except to the extent prohibited by the Fund's investment objective and policies and the 1940 Act. Transactions with affiliates are permitted under the 1940 Act only in limited circumstances, and MFS maintains a code of ethics to monitor certain affiliated transactions involving itself and its employees and affecting the Funds. Therefore, the Trustees believe this policy is no longer necessary.

K.  SECURITIES OF OTHER INVESTMENT COMPANIES -- REMOVAL OF POLICY


    Removal of policy proposed for MFS Institutional Emerging Equities Fund

    Currently, the Fund is prohibited from investing in securities of other investment companies. This policy deals with certain anti-pyramiding concerns addressed by the 1940 Act. However, the 1940 Act permits mutual funds to invest limited amounts of their assets in other investment companies, and to invest all of their assets in one or more investment companies so long as certain conditions are met (investing in this way is sometimes referred to as using a master/feeder or fund of funds investment structure). In order to take advantage of the flexibility of current and future applicable law and regulation, it is proposed that the Fund eliminate this policy. If the Fund invests in other investment companies, the Fund will indirectly bear expenses, such as management fees, of those other investment companies, in addition to the Fund's own expenses. The Fund has no current intention to employ a master/ feeder or fund of funds investment structure at this time. Additional information about investing in other investment companies is discussed in Item 2 of this proxy statement (under "Significant Changes -- 4. Investment in Other Investment Companies").


    If the Fund intends to invest in other investment companies to any material extent, this intention will be disclosed in the Fund's prospectus or statement of additional information.

L. INVESTMENT FOR THE PURPOSE OF EXERCISING CONTROL OF MANAGEMENT -- REMOVAL OF POLICY


    Removal of policy proposed for MFS Institutional Emerging Equities Fund

    Currently, the Fund is prohibited from investing for the purpose of exercising control of management of another issuer. This policy was required by certain state laws which no longer apply to the Fund, and is no longer required by applicable laws and regulations. In certain circumstances, the policy may unduly restrict MFS from exerting influence with the management of issuers in which the Fund invests when to do so would be in the best interests of the Fund and its shareholders. For these reasons, it is proposed that this investment policy be removed for the Fund.


M.  INVESTMENTS IN A SINGLE ISSUER -- REMOVAL OF POLICIES


    Removal of policies proposed for MFS Institutional Emerging Equities Fund

    Currently, the Fund is prohibited from purchasing securities of any issuer if, as a result, more than 5% of its assets would be invested in the securities of that issuer. U.S. Government obligations are not subject to this limitation. The Fund is also prohibited from purchasing the voting securities of any issuer if, as a result, the Fund would hold more than 10% of the voting securities of the issuer.


    Under the 1940 Act, a mutual fund that is "diversified" may not, as to 75% of its total assets, hold more than 10% of an issuer's outstanding voting securities or invest more than 5% of its assets in any one issuer. The Emerging Equities Fund is "diversified," and cannot elect to be treated as non-diversified without shareholder approval. There is no intention to seek to change the Fund from "diversified" to non-diversified status. In addition, the Fund must meet certain diversification requirements under the Internal Revenue Code in order to qualify for beneficial tax treatment as a regulated investment company. These diversification requirements provide in part that as to 50% of the fund's assets, investments in any one issuer cannot exceed 5% of the fund's assets and the fund cannot hold more than 10% of the issuer's outstanding voting securities at the end of each quarter. The Fund intends to qualify as a regulated investment company for tax purposes.

    The Fund's current diversification policies are more restrictive than the 1940 Act requires for a diversified fund. The Trustees believe that it is unnecessary to have fundamental policies that repeat or are more restrictive than what the 1940 Act or the Internal Revenue Code requires. Accordingly, the Fund proposes to delete these investment policies.

    To the extent that the Fund invests its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers.

N.  MARGIN TRANSACTIONS -- REMOVAL OF POLICY


    Removal of policy proposed for MFS Institutional Emerging Equities Fund

    The Emerging Equities Fund currently has a fundamental policy that prevents the Fund from purchasing any security on margin. Margin transactions generally involve the purchase of securities with money borrowed from a broker, with cash or securities being used as collateral for the loan. The staff of the SEC currently takes the position that margin transactions are prohibited by the 1940 Act because they involve borrowing from a broker (which is not permitted), rather than from a bank (which is permitted in certain circumstances). MFS has recommended the elimination of this policy on margin transactions to provide the Fund with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic. Accordingly, it is proposed that this policy be deleted in its entirety for the Fund.


REQUIRED VOTE

    Approval of this Item with respect to a Fund will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund.

THE BOARD OF TRUSTEES HAS CONCLUDED THAT THE PROPOSAL TO AMEND OR REMOVE THE FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND WILL BENEFIT THAT FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM 4 -- TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH MASSACHUSETTS FINANCIAL SERVICES COMPANY.


    At the Meeting, you will be asked to approve a new Investment Advisory Agreement between your Fund and MFS. The investment management fee payable by your Fund will not increase or decrease if shareholders of your Fund approve the new Investment Advisory Agreement.


    Currently, each Fund has a separate Investment Advisory Agreement with MFS. These Investment Advisory Agreements were entered into at various times over the past several decades, and their provisions differ. MFS has recommended that the Funds enter into one master investment advisory agreement that covers all Funds in the trust, and that the provisions of all of the Investment Advisory Agreements be standardized and modernized. MFS believes that the standardization and modernization of the Investment Advisory Agreements would simplify the administration of the Funds and eliminate unnecessary duplication of agreements among the Funds.


    The discussion below describes the principal differences between the current and proposed Investment Advisory Agreements (referred to as the Current Agreements and the New Agreement) and provides additional information about MFS and about the Board's review of the New Agreement. The "Fund Information" section beginning on page 19 contains certain other information about the Funds. The New Agreement will be the standard form for all U.S. registered funds in the MFS fund complex.


    The information provided herein is intended to be a summary of the material changes between the Current Agreements and the New Agreement. This summary is qualified in its entirety by reference to the comparisons of the Current Agreements and the New Agreement in Appendix D. In particular, please refer to Appendix D for additional information about other technical changes that were made to the New Agreement.

A.  CURRENT AGREEMENTS

    MFS has served as the investment adviser for each Fund since the commencement of the Fund's operations. The table below lists the date of each Fund's Current Agreement and the date the Current Agreement was last submitted to shareholders for approval.

    Under the Current Agreements, MFS provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each Fund. For these services and facilities, MFS receives an annual management fee, computed and paid monthly as noted for each Fund in the table below. The table also lists the aggregate compensation MFS received from each Fund during the Fund's fiscal year ended June 30, 2001.

                                                                                                                      AGGREGATE
                                                                                     DATE LAST     MANAGEMENT FEE     MANAGEMENT
                                                                                   SUBMITTED FOR  (AS A PERCENTAGE     FEE PAID
                                                                 DATE OF CURRENT    SHAREHOLDER   OF AVERAGE DAILY      (AFTER
FUND                                                                AGREEMENT       APPROVAL(1)      NET ASSETS)       WAIVERS)
----                                                                ---------       -----------      -----------       --------
MFS Institutional Core Equity Fund                                  10/29/98         10/29/98           0.60%         $   98,806
MFS Institutional Emerging Equities Fund                             8/07/92          8/07/92           0.75%         $5,232,400
MFS Institutional High Yield Fund                                   10/29/98         10/29/98           0.50%         $   16,001
MFS Institutional International Equity Fund                         11/30/95         11/30/95           0.75%         $  427,017
MFS Institutional Large Cap Growth Fund                             10/29/98         10/29/98           0.75%         $  303,461
MFS Institutional Large Cap Value Fund                               1/08/01          1/08/01           0.60%         $    3,119
MFS Institutional Mid Cap Growth Fund                               11/30/95         11/30/95           0.60%         $1,013,439
MFS Institutional Real Estate Investment Fund                       12/29/00         12/29/00           0.70%         $   10,468
MFS Institutional Research Fund                                     11/30/95         11/30/95           0.60%         $  339,755

----------

(1) The Current Agreements were approved by the applicable Fund's sole shareholder in connection with the Fund's commencement of operations.


    MFS pays the compensation of each Fund's officers and of any Trustee who is an officer of MFS. MFS also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions. Each Fund pays the compensation of its Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS). More detailed information about the expenses paid by the Funds is discussed under "Changes Proposed in the New Agreement" below.

B.  CHANGES PROPOSED IN THE NEW AGREEMENT

    1. Use of a Single Agreement for the Trust

    As noted above, if the New Agreement is approved by shareholders of a Fund, the trust will enter into one master New Agreement on behalf of all of its Funds whose shareholders approve the New Agreement. This New Agreement will replace the separate Investment Advisory Agreements for those Funds. This means that several Funds will be covered under the same Investment Advisory Agreement. This has required certain formatting and other changes.

    Each Fund covered by the New Agreement will be listed on an Appendix to the Agreement. The Funds covered by the New Agreement may pay different compensation to MFS under the Agreement, and accordingly the management fee by each Fund will also be listed on an Appendix to the Agreement. The New Agreement contains an additional provision to clarify that the Agreement may be approved, renewed, amended or terminated on a Fund-by-Fund basis. This means that the Agreement may be approved, renewed, amended or terminated as to one Fund, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the trust.

    2. Advice regarding Other Instruments


    The Current Agreements provide that MFS will continuously furnish an investment program for the Funds and determine from time to time what securities will be purchased, sold or exchanged and what portion of the assets of a Fund will be held uninvested. The New Agreement provides that MFS will determine what securities or other instruments will be purchased, sold or exchanged for a Fund. The change clarifies that MFS may provide advice as to certain investments, such as some derivative contracts, that may not be considered securities. Certain other references to "securities" have been changed to "securities or other instruments" throughout the New Agreement. This change is not intended to change the type of investments in which a Fund may invest. Each Fund's investments are governed by its prospectus and statement of additional information.


    3. Proxy Voting

    The New Agreement clarifies that MFS will exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund's portfolio securities in accordance with policies and procedures that MFS presents to the Trustees from time to time. The Current Agreement for each Fund provides that MFS may make recommendations as to the manner in which rights relating to portfolio securities are exercised. This provision in the New Agreement more closely reflects MFS's current practice with respect to the exercise of rights pertaining to a Fund's portfolio securities.

    4. Brokerage Transactions

    The Current Agreement for each Fund provides that in connection with the selection of brokers and dealers and the placing of orders for the purchase or sale of investments for a Fund's account, MFS is directed to seek for the Fund execution of transactions at the most reasonable price by responsible brokerage firms at reasonably competitive commission rates.

    The New Agreement provides that, in connection with the selection of brokers or dealers and the placing of orders, MFS is directed to seek for a Fund the best overall price and execution available from responsible brokerage firms, taking into account all factors it deems relevant, including by way of illustration: price, the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. This provision clarifies that MFS may consider factors other than just price when seeking to obtain best execution for a Fund's transactions. Under the policies of the SEC, MFS considers the full range and quality of a broker's services in placing brokerage orders in order to fulfill its duty to obtain best execution for a Fund's transactions.


    The New Agreement also provides that, subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, MFS may consider sales of shares of a Fund or of MFS funds or accounts as a factor in the selection of brokers and dealers.


    The additional provisions in the New Agreement are not intended to change the current practice of MFS as to its consideration of brokerage and research services and sales of Fund shares in the selection of brokers and dealers.

    5. Expenses


    The Current Agreements provide that each Fund will pay all of its own expenses. Each Current Agreement contains a list of typical Fund expenses. The lists vary slightly from Fund to Fund. The New Agreement provides a standardized list of examples of expenses. For all Funds, this list of expenses has been amended to include expenses of soliciting proxies; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure and the legal obligation which a Fund may have to indemnify the trust's Trustees and officers with respect thereto.

    The New Agreement provides that if MFS pays or assumes any expenses of the trust or a Fund, MFS is not obligated by the New Agreement to pay or assume the same or similar expenses of the trust or a Fund on any subsequent occasion.


    These amendments are designed to clarify the types of expenses which the Funds may bear.

    6. Certain Recordkeeping Services by MFS


    Changes proposed for MFS Institutional Emerging Equities Fund

    For the Emerging Equities Fund, the New Agreement adds a provision that MFS must maintain certain records in a form acceptable to the trust and in compliance with the rules and regulations of the SEC. MFS currently maintains such records, even without the express obligation to do so. The Current Agreements for the other Funds already contain these recordkeeping requirements.


    7. Limitation of Liability of MFS

    The New Agreement provides that MFS is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of any Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the New Agreement. The Current Agreements for the Funds contain similar, but not identical, limitations of liability.

    8. Sub-Advisory Agreements

    The New Agreement provides that MFS may from time to time enter into investment sub-advisory agreements with respect to the Fund with one or more investment advisers with such terms and conditions as MFS may determine, provided that such investment sub-advisory agreements have been approved in accordance with the provisions of applicable law. Under applicable law, any new investment sub-advisory agreement generally must be submitted to shareholders for approval, subject to limited exceptions. It is not currently intended that MFS enter into an investment sub-advisory agreement with respect to a Fund, but MFS has in the past engaged investment sub-advisers and may seek to engage sub-advisers in the future. The Funds other than Emerging Equities Fund have this provision in their Current Agreements.

    9. Other Agreements with MFS

    The New Agreement clarifies that each Fund may enter into such other agreements covering the provision of administrative and other additional services to the Fund as the Trustees may deem appropriate, and that such an agreement will not expand, reduce or otherwise alter the services which MFS is required to provide, or the compensation which MFS is due, under the Agreement. These other agreements may be with MFS, an affiliate of MFS or a third party. Certain Funds currently have a similar provision in their Current Agreements.

    These amendments are not intended to change the services MFS is required to provide, or change the fees paid to MFS.

    10. Other Clients of MFS

    The Current Agreement for each Fund provides that the services of MFS to the Fund are not exclusive, and that MFS is free to render investment and/or other services to others. The New Agreement adds an express acknowledgment by each Fund that it is possible that certain funds or accounts managed by MFS or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of the Fund, but that MFS will at all times endeavor to treat all of its clients in a fair and equitable manner.

    Under the New Agreement, each Fund acknowledges that whenever the Fund and one or more other funds or accounts advised by MFS have money available for investment, investments suitable for each will be allocated in a manner believed by MFS to be fair and equitable to each entity. Similarly, opportunities to sell investments will be allocated in a manner believed by MFS to be fair and equitable to each client. In some instances, this may adversely affect the size of the position that may be acquired or disposed of for the Fund.

    11. Other Provisions

    The New Agreement adds certain other technical, legal provisions, which are standard for investment advisory contracts in the mutual fund industry, including provisions concerning the Funds' ability to use the acronym "MFS" and related trade or service marks in their names.

C. INFORMATION ABOUT MFS AND ITS AFFILIATES

    MFS is a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is an 81.8%-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One SunLife Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, 14th Floor, Toronto, Canada M5H 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. at the same address.

    The Directors of MFS are Arnold D. Scott, John W. Ballen, James C. Baillie, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William W. Scott, Jr., Donald A. Stewart, C. James Prieur and William W. Stinson. The Executive Officers of MFS are Jeffrey L. Shames, Chairman and Chief Executive Officer; Mr. Ballen, President; Mr. Arnold Scott, Senior Executive Vice President; Mr. Dello Russo, Executive Vice President, Chief Financial Officer and Chief Administrative Officer; Mr. Parke, Executive Vice President and Chief Investment Officer; Mr. Cashman, Executive Vice President; and Mr. William Scott, Jr., Vice Chairman. As noted above, Mr. Shames also serves as Trustee to the Funds.

    The address of each Director and Executive Officer of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Each Director and Executive Officer principally devotes his time to his role at MFS.

    MFS provides investment advisory services to the following funds in the MFS Family of Funds which have investment objectives and policies similar to those of the Funds. The table below lists these other funds advised by MFS, the net assets of those funds, and the management fee MFS received from those funds during the fiscal years ended on the date noted.

                          OTHER FUNDS ADVISED BY MFS

                                                                MANAGEMENT FEE (AS A
                                           NET ASSETS UNDER     PERCENTAGE OF AVERAGE    MANAGEMENT FEE,
                                           MANAGEMENT AS OF     DAILY NET ASSETS) FOR    AFTER WAIVERS (IF ANY)
FUND                                       DECEMBER 31, 2000    THE FISCAL YEAR NOTED    FOR THE FISCAL YEAR NOTED   FISCAL YEAR
----                                       -----------------    ---------------------    -------------------------   -----------

Funds with Investment Objectives Similar to Institutional Core Equity and
Institutional Large Cap Growth Fund

Massachusetts Investors Trust               $14,137,980,529         0.33%                         N/A                 12/31/00
MFS Research Growth and Income Fund         $   217,841,096         0.65%(1)                      N/A                 08/31/00
MFS/Sun Life Series Trust
  Massachusetts Investors Trust Series      $ 2,263,797,297         0.55%                         N/A                 12/31/00
  Research Growth and Income Series         $    92,934,046         0.75%                         N/A
  Research Series                           $ 1,210,132,528         0.75%(2)                      N/A
MFS Union Standard Equity Fund              $    66,896,250         0.65%                         N/A                  9/30/00
MFS Variable Insurance Trust
  MFS Research Series                       $ 1,086,586,828         0.75%                         N/A                 12/31/00
  MFS Investors Trust Series                $   500,615,879         0.75%                         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Funds with Investment Objectives Similar to Institutional Emerging Equities Fund

MFS Emerging Opportunities Fund             $    1,372,603          0.75%                         N/A                  4/30/01
-----------------------------------------------------------------------------------------------------------------------------------
Funds with Investment Objectives Similar to Institutional High Yield Fund

Compass Accounts
  High Yield Variable Account               $   119,383,278         0.75%(2)                      N/A                 12/31/00
MFS High Income Fund                        $ 1,244,491,918         0.48%(3)                      N/A                  1/31/01
MFS High Yield Fund                         $     1,087,537         0.60%                          0%                  7/31/00
MFS High Yield Opportunities Fund           $    47,066,628         0.65%                         N/A                  1/31/01
MFS Income Fund                             $     1,052,226         0.60%                          0%                  7/31/00
MFS/Sun Life Series Trust
  High Yield Series                         $   334,730,307         0.75%                       0.70%(4)              12/31/00
MFS Variable Insurance Trust
  MFS High Income Series                    $    62,199,248         0.75%                         N/A                 12/31/00
-----------------------------------------------------------------------------------------------------------------------------------
Funds with Investment Objectives Similar to Institutional International Equity Fund

MFS International ADR Fund                  $             0         1.00%                         N/A                  7/31/00
MFS International Core Equity Fund          $             0         1.00%                         N/A                  7/31/00
MFS International Growth Fund               $   116,361,667        0.975%(5)                    0.90%                  5/31/01
MFS International Investors Trust           $    75,311,132        0.975%(5)                    0.90%                  5/31/01
MFS International New Discovery Fund        $     8,380,906        0.975%(5)                      N/A                  9/30/00
MFS International Strategic Growth Fund     $     1,300,780        0.975%(5)                       0%                  9/30/00
MFS International Value Fund                $       941,469        0.975%(5)                       0%                  9/30/00
MFS Research International Fund             $   307,939,252         1.00%                         N/A                  8/31/00
MFS/Sun Life Series Trust
  International Growth Series               $   117,446,100        0.975%(5)                      N/A                 12/31/00
  Research International Series             $    82,998,340         1.00%                         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Funds with Investment Objectives Similar to Large Cap Value Fund &
Institutional Research Fund

Massachusetts Investors Growth
   Stock Fund                               $17,318,700,989         0.33%                         N/A                 11/30/00
MFS Core Growth Fund                        $    90,057,538         0.70%                         N/A                  8/31/00
MFS Fundamental Growth Fund                 $             0         0.75%                         N/A                  5/31/01
MFS Gemini Large Cap U.S. Fund              $             0         0.75%                         N/A                  5/31/01
MFS Growth Opportunities Fund               $ 1,195,530,592         0.42%(6)                      N/A                 12/31/00
MFS Managed Sectors Fund                    $   645,097,415         0.70%                       0.70%(7)               8/31/00
MFS Research Fund                           $ 7,179,402,444         0.43%                         N/A                  9/30/00
MFS/Sun Life Series Trust
  Capital Appreciation Series               $ 1,813,462,358         0.75%(8)                      N/A                 12/31/00
  Emerging Growth Series                    $ 1,421,899,059         0.75%(2)                      N/A
  Managed Sectors Series                    $   559,558,389         0.75%(2)                      N/A
  Massachusetts Investors
    Growth Stock Series                     $   973,237,211         0.75%                       0.70%(9)
MFS Variable Insurance Trust
  MFS Emerging Growth Series                $ 2,332,702,574         0.75%                         N/A                 12/31/00
  MFS Investors Growth Stock Series         $   150,634,248         0.75%                         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Funds with Investment Objectives Similar to Institutional Mid Cap Growth Fund

MFS Mid Cap Growth Fund                     $ 1,686,327,887         0.75%                         N/A                  8/31/00
MFS/Sun Life Series Trust
  MFS Mid Cap Growth Series                 $    26,186,926         0.75%                         N/A                 12/31/00
MFS Variable Insurance Trust
  MFS Mid Cap Growth Series                 $    11,986,287         0.75%                         N/A                 12/31/00
------------------

(1)  0.55% of the Fund's average daily net assets in excess of $500 million.
(2) 0.75% of the first $300 million of the Fund's average daily net assets and 0.675% of the Fund's average daily net assets in excess of $300 million.
(3) The Fund pays an annual management fee based upon a percentage of the average daily net assets of the Fund plus a percentage of its gross income. Fee based on average daily net assets: 0.220% of the first $200 million of the Fund's average daily net assets and 0.187% of such assets in excess of $200 million. Fee based on gross income: 3.00% of first $22 million of the Fund's gross income and 2.55% of such income in excess of $22 million.
(4)  0.70% of the Fund's average daily net assets in excess of $1 billion.
(5) 0.975% of the first $500 million of the average daily net assets of the Fund and 0.925% thereafter.
(6) 0.50% of the first $200 million of the Fund's average daily net assets and 0.40% of the Fund's average daily net assets in excess of $200 million.
(7) Effective January 1, 2001, MFS has agreed to reduce its compensation to 0.70% of the Fund's average daily net assets in excess of $2.5 billion.
(8) 0.75% of the first $1 billion of the Fund's average daily net assets, 0.675% of the next $500 million and 0.65% in excess of $1.5 billion.
(9)  0.70% of the Fund's average daily net assets in excess of $1 billion.

    Each Fund has entered into certain other agreements with MFS or its affiliates, for administrative, shareholder, and distribution services. The approval of the New Agreement will not affect the services provided by MFS or its affiliates under these agreements.

    MFS provides each Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, each Fund pays MFS an administrative fee of up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

    MFS Service Center, Inc. (MFSC), a wholly owned subsidiary of MFS, is the shareholder servicing agent to each Fund, pursuant to an Amended and Restated Shareholder Servicing Agreement. The Shareholder Servicing Agent's responsibilities under the Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of a Fund. For these services, MFSC receives a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.0075%. In addition, MFSC is reimbursed by a Fund for certain expenses incurred by MFSC on behalf of the Fund.

    The table below provides the amount paid by each Fund to MFS for administrative services and the amount paid by each Fund to MFSC for shareholder services during the fiscal year ended June 30, 2001.

                                                                             AMOUNT PAID TO MFS             AMOUNT PAID TO MFSC
FUND                                                                    FOR ADMINISTRATIVE SERVICES       FOR SHAREHOLDER SERVICES
----                                                                    ---------------------------       ------------------------
MFS Institutional Core Equity Fund                                                $  2,623                        $ 1,340
MFS Institutional Emerging Equities Fund                                          $104,068                        $52,324
MFS Institutional High Yield Fund                                                 $    404                        $   239
MFS Institutional International Equity Fund                                       $  8,476                        $ 4,270
MFS Institutional Large Cap Growth Fund                                           $  9,159                        $ 4,505
MFS Institutional Large Cap Value Fund                                            $     97                        $    40
MFS Institutional Mid Cap Growth Fund                                             $ 25,528                        $12,570
MFS Institutional Real Estate Investment Fund                                     $    259                        $   112
MFS Institutional Research Fund                                                   $  8,107                        $ 4,612

    MFS Fund Distributors, Inc. (MFD), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Funds pursuant to an Amended and Restated Distribution Agreement.

D.  ACTIONS AND RECOMMENDATIONS OF THE BOARD OF TRUSTEES

    At meetings of the Board of Trustees on April 10, June 12 and July 19, 2001, the Board considered the standardization and modernization of the advisory agreements of the Funds. The Board reviewed materials comparing the Current and New Agreements and providing information about the potential benefits and costs to shareholders of the adoption of the New Agreement. Among other things, the Board of Trustees considered that the management fees under the Current Agreements will not change under the New Agreement. The Board also considered the potential efficiencies from the proposed standardization and modernization of the Current Agreements' provisions. Based on this review, the Trustees, including the Independent Trustees, approved the terms of the New Agreement and submission of the New Agreement for the consideration of the shareholders of each Fund.

    If the New Agreement is approved, it will continue for an initial two-year term from its effective date. Thereafter, the New Agreement will continue as to a Fund from year to year if that continuation is approved in accordance with applicable law.

REQUIRED VOTE

    Approval of this Item with respect to a Fund will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund.


YOUR TRUSTEES HAVE CONCLUDED THAT THE NEW ADVISORY AGREEMENT WITH MFS WILL BENEFIT YOUR FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.


ITEM 5 -- TO CHANGE THE INVESTMENT POLICY RELATING TO INVESTMENT IN COMMON STOCKS AND OTHER TYPES OF SECURITIES FROM FUNDAMENTAL TO NON-FUNDAMENTAL (ONLY MFS INSTITUTIONAL EMERGING EQUITIES FUND SHAREHOLDERS MAY VOTE ON THIS ITEM).

While the Emerging Equities Fund will invest primarily in common stocks, the Fund may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. Currently, the foregoing policy is fundamental, meaning it may not be changed without shareholder approval.

    At the Meeting, shareholders of the Emerging Equities Fund will be asked to approve changing this policy from fundamental to non-fundamental. The Trustees have no current intention to change this investment policy for the Fund.

    Permitting this policy to be changed without shareholder approval will provide the Fund with greater flexibility should such a change be warranted due to changing regulations or economic or market conditions. Of course, shareholders would be notified of any future change.

REQUIRED VOTE

    Approval of this Item will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund.


THE BOARD OF TRUSTEES HAS CONCLUDED THAT THIS PROPOSAL WILL BENEFIT THE FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.


ITEM 6 -- TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.


    At the Meeting, you will be asked to ratify the selection of accountants for your Fund. The Trustees, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Funds, have selected Deloitte & Touche LLP (referred to as Deloitte & Touche) as independent public accountants for the Funds for their next fiscal year. It is intended that proxies not limited to the contrary will be voted in favor of ratifying that selection. No change to any Fund's accountants is being proposed.

    Deloitte & Touche has no direct or material indirect interest in any Fund. Representatives of Deloitte & Touche are not expected to be present at the Meeting.

    The following table sets forth the aggregate fees paid to Deloitte & Touche, for each Fund's fiscal year ended June 30, 2001, for professional services rendered for: (i) the audit of the Fund's financial statements for that fiscal year; (ii) the audits of the annual financial statements for all funds in the MFS complex audited by Deloitte & Touche; (iii) financial information systems design and implementation services to the Fund, MFS and any entity controlling, controlled by or under common control with MFS that provides services to the Fund (including MFS Service Center, Inc. and MFS Distributors, Inc.); and (iv) all other services (other than the foregoing services) to the Fund, MFS, and any entity controlling, controlled by or under common control with MFS that provides services to the Fund (this amount includes fees ranging between $889,000 and $2,776,992 for information technology consulting services rendered to MFS and MFS related entities that provide services to the Fund). The Audit Committee of the Funds considered whether the provision of information technology services and of non-audit services by Deloitte & Touche is compatible with the maintenance of that firm's independence.


                                                                                                             ALL OTHER FEES
                                                                               FINANCIAL INFORMATION    (OTHER THAN FEES LISTED IN
                                                                                 SYSTEMS DESIGN AND         ADJOINING COLUMNS)
                                                                              IMPLEMENTATION FEES PAID       PAID BY THE FUND,
                                    AUDIT FEES PAID    AGGREGATE AUDIT FEES     BY THE FUND, MFS AND        MFS AND MFS RELATED
                                      BY THE FUND     PAID BY ALL FUNDS IN       MFS RELATED ENTITIES      ENTITIES THAT PROVIDE
                                  FOR ITS MOST RECENT  MFS COMPLEX AUDITED BY   THAT PROVIDE SERVICES           SERVICES TO
FUND                                  FISCAL YEAR        DELOITTE & TOUCHE          TO THE FUND                   THE FUND
----                                  -----------        -----------------          -----------                   --------

MFS Institutional Core Equity Fund        $10,500              $2,734,485                 N/A                       $2,037,200
MFS Institutional Emerging
  Equities Fund                           $26,000              $2,734,485                 N/A                       $2,037,000
MFS Institutional High Yield Fund         $10,500              $2,734,485                 N/A                       $2,037,200
MFS Institutional International
  Equity Fund                             $26,175              $2,734,485                 N/A                       $2,037,325
MFS Institutional Large Cap Growth Fund   $10,500              $2,734,485                 N/A                       $2,037,200
MFS Institutional Large Cap Value Fund    $11,000              $2,734,485                 N/A                       $2,037,200
MFS Institutional Mid Cap Growth Fund     $25,675              $2,734,485                 N/A                       $2,037,325
MFS Institutional Real Estate
  Investment Fund                         $11,000              $2,734,485                 N/A                       $2,037,200
MFS Institutional Research Fund           $25,675              $2,734,485                 N/A                       $2,037,325


REQUIRED VOTE

    Approval of this proposal with respect to a Fund will require the affirmative vote of a majority of the shares of that Fund voted at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ACCOUNTANTS.

FUND INFORMATION

    This section provides certain information about each Fund, including information about executive officers, the number of Board and Committee meetings, Trustee compensation and the identity of any shareholders holding 5% of the outstanding shares of the Fund.


SHARES OF THE FUNDS OUTSTANDING

The following table shows the number of shares of each Fund outstanding on August 23, 2001.

FUNDS                                              NUMBER OF SHARES OUTSTANDING
-----                                              ----------------------------
MFS Institutional Core Equity Fund                                1,582,835.773
MFS Institutional Emerging Equities Fund                         30,036,467.640
MFS Institutional High Yield Fund                                   527,064.561
MFS Institutional International Equity Fund                       4,681,034.211
MFS Institutional Large Cap Growth Fund                          18,003,449.877
MFS Institutional Large Cap Value Fund                            3,672,493.781
MFS Institutional Mid Cap Growth Fund                            18,365,557.187
MFS Institutional Real Estate Investment Fund                       300,020.000
MFS Institutional Research Fund                                   4,875,338.674

                              EXECUTIVE OFFICERS

    The following table provides information about the executive officers of each Fund. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office. The length of time each officer has served in the capacity noted varies by Fund.


JEFFREY L. SHAMES*  (born 6/2/55) Trustee, Chairman and President
Massachusetts Financial Services Company, Chairman and Chief Executive
Officer.

JAMES R. BORDEWICK, JR.* (born 3/6/59) Assistant Secretary and Assistant Clerk Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

MARK E. BRADLEY* (born 11/23/59) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since March 1997); Putnam Investments, Vice President (prior to March 1997).

STEPHEN E. CAVAN* (born 11/6/53) Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

ROBERT R. FLAHERTY* (born 09/18/63) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (since 1996).

LAURA F. HEALY* (born 3/20/64) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since December
1996); State Street Bank and Trust Company, Assistant Vice President (prior to December 1996).

ELLEN MOYNIHAN* (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since September
1996).

JAMES O. YOST* (born 6/12/60) Treasurer
Massachusetts Financial Services Company, Senior Vice President.

------------
*"Interested person" (as defined in the 1940 Act) of MFS, the address of which is 500 Boylston Street, Boston, Massachusetts.


BOARD AND COMMITTEE MEETINGS

    The following chart shows the number of Board and Audit Committee meetings held with respect to each Fund during the Fund's fiscal year ended June 30, 2001:


                                                                                                      NUMBER OF AUDIT
                          FUND                                NUMBER OF BOARD MEETINGS               COMMITTEE MEETINGS
                          ----                                ------------------------               ------------------
MFS Institutional Core Equity Fund                                       4                                   4
MFS Institutional Emerging Equities Fund                                 4                                   4
MFS Institutional High Yield Fund                                        4                                   4
MFS Institutional International Equity Fund                              4                                   4
MFS Institutional Large Cap Growth Fund                                  4                                   4
MFS Institutional Large Cap Value Fund                                   2                                   2
MFS Institutional Mid Cap Growth Fund                                    4                                   4
MFS Institutional Real Estate Investment Fund                            2                                   2
MFS Institutional Research Fund                                          4                                   4


    Each Fund's Nominating Committee met once on July 19, 2001.

TRUSTEE COMPENSATION TABLE


    The table below shows the cash compensation paid to the current Trustees of the Funds for the fiscal year ended on June 30, 2001. As an interested person of MFS, Mr. Shames does not receive any compensation from the Funds for his services as Trustee.


FUND                                                                                      MR. GUTOW               MR. DARLING
----                                                                                      ---------               -----------
MFS Institutional Core Equity Fund                                                        $  1,300                  $ 1,020
MFS Institutional Emerging Equities Fund                                                  $  8,050                  $ 6,570
MFS Institutional High Yield Fund                                                         $  1,300                  $ 1,020
MFS Institutional International Equity Fund                                               $  1,665                  $ 1,325
MFS Institutional Large Cap Growth Fund                                                   $    685                  $   545
MFS Institutional Large Cap Value Fund                                                       N/A                      N/A
MFS Institutional Mid Cap Growth Fund                                                     $  3,700                  $ 2,980
MFS Institutional Real Estate Investment Fund                                                N/A                      N/A
MFS Institutional Research Fund                                                           $  2,000                  $ 1,600


TOTAL CASH COMPENSATION FROM FUNDS AND FUND COMPLEX(1)                                    $135,308                  $55,978

------------
(1) For calendar year 2000. Messrs. Gutow and Darling served as Trustee of 64 and 28 funds, respectively, within the MFS Family of Funds having aggregate net assets at December 31, 2000 of approximately $22.3 billion and $6.4 billion, respectively.


    The Trustees of certain MFS funds are also compensated under a deferred compensation plan for disinterested Trustees that enables these Trustees to elect to defer all or a portion of the annual fees they are entitled to receive from these MFS funds until a payment date elected by the Trustee (or the Trustee's termination of services). Under the plan, the compensation deferred by Trustees is periodically adjusted as though an equivalent amount had been invested in shares of one or more funds in the MFS Family of Funds designated by the Trustee. The amount paid to the Trustee on the payment date will be determined based on the performance of the selected funds. To the extent permitted by the 1940 Act, certain MFS funds may invest in shares of these other selected MFS funds in order to match the deferred compensation obligation. Deferral of fees in accordance with the plan will not materially affect an MFS fund's assets, liabilities or net income per share. The plan does not obligate an MFS fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and the MFS funds' obligation to pay the Trustees' deferred compensation is a general unsecured obligation.


INTERESTS OF CERTAIN PERSONS


    As of August 23, 2001, the Trustees, Trustee nominees and officers of the Funds owned less than 1% of the outstanding shares of each Fund.

    As of August 23, 2001, to the best knowledge of the trust, the following shareholders beneficially owned 5% or more of the outstanding shares of the following Funds:



                                                                                                             PERCENTAGE OF
                                                                                                              OUTSTANDING
                                                                                                               SHARES OF
FUND                                  NAME AND ADDRESS OF SHAREHOLDER   NUMBER OF OUTSTANDING SHARES OWNED    FUND OWNED
----                                  -------------------------------   ----------------------------------    ----------
MFS Institutional Core Equity Fund    Mount Auburn Hospital                         828,983.0340                52.37%
                                      Directors Account
                                      330 Mount Auburn Street
                                      Cambridge, MA 02138-5597
MFS Institutional Core Equity Fund    College of Saint Benedict                     753,842.6260                47.63%
                                      37 S. College Avenue
                                      St. Joseph, MN 56374-2099
MFS Institutional Emerging            Fidelity Investments Institutional          4,657,355.0830                15.51%
  Equities Fund                       Operations Co. Inc. (FIIOC) as
                                      Agent For Fortune Brands Plans
                                      100 Magellan Way KW1C
                                      Covington, KY 41015-1999
MFS Institutional Emerging            SSB&T Co. as TTEE                           2,973,890.9550                 9.90%
  Equities Fund                       FBO Brown and Williamson PSP
                                      Westwood, MA
MFS Institutional Emerging            Northeastern University                     2,560,528.5840                 8.52%
  Equities Fund                       Endowment Fund
                                      360 Huntington Avenue
                                      Richards Hall
                                      Boston, MA 02115-5000
MFS Institutional Emerging            American Express Trust Co. TTEE             1,886,632.0540                 6.28%
  Equities Fund                       Dakota Clinic Retirement Plans
                                      733 Marquette Ave.
                                      Minneapolis, MN 55402-2309
MFS Institutional Emerging            Northern Trust Co. TTEE                     1,864,795.2590                 6.21%
  Equities Fund                       FBO Rosemount Inc.
                                      P.O. Box 92956
                                      Chicago, IL 60675-2956
MFS Institutional Emerging            The University of Miami Growth              1,763,919.8780                 5.87%
  Equities Fund                       Pool
                                      P.O. Box 248207
                                      Coral Gables, FL 33124-8207
MFS Institutional Emerging Equities   University of Louisville                    1,642,665.3220                 5.47%
  Fund                                Foundation Inc.
                                      108 Grawemeyer Building
                                      2301 South Third Street
                                      Louisville, KY 40292-0001
MFS Institutional High Yield Fund     Saturn & Co.                                  400,317.2910                75.95%
                                      c/o Investors Bank & Trust
                                      P.O. Box 9130 FPG 90
                                      Boston, MA 02117-9130
MFS Institutional High Yield Fund     MFS Fund Distributors Inc.                    126,711.2970                24.04%
                                      c/o Mass Financial Services Co.
                                      Attn: Thomas B. Hastings
                                      500 Boylston Street, 15th Floor
                                      Boston, MA 02116-3740
MFS Institutional International       Foster Wheeler Corporation                  1,806,070.3740                38.58%
  Equity Fund                         Salaried Employees Pension Plan
                                      Perryville Corporate Park
                                      Clinton, NJ 08809
MFS Institutional International       Hampshire County Retirement System          1,426,985.9510                30.48%
  Equity Fund                         John J. Lillis Chairman
                                      99 Industrial Drive
                                      Northampton, MA 01060-2326
MFS Institutional International       Haverhill Retirement System                   617,844.7900                13.20%
  Equity Fund                         Attn: Kathleen Gallant
                                      4 Summer Street, Suite 303
                                      Haverhill, MA 01830-5843
MFS Institutional Large Cap           The Moses H. Cone Memorial                  3,527,571.7790                19.59%
  Growth Fund                         Hospital
                                      1200 N. Elm Street
                                      Greensboro, NC 27401-1020
MFS Institutional Large Cap           Cumberland County Retirement Board          1,840,449.6940                10.22%
  Growth Fund                         John Gross Treasurer
                                      Alfred L. Whitcomb Controller
                                      1 Court House Sq.
                                      Carlisle, PA 17013-3323
MFS Institutional Large Cap           Saxon & Company FBO                         1,549,335.8100                 8.61%
  Growth Fund                         20-35-002-3403902
                                      P.O. Box 7780-1888
                                      Philadelphia, PA 19183-0001
MFS Institutional Large Cap           Bost & Co A/C UMIF3000002                     909,229.2780                 5.05%
  Growth Fund                         Mutual Fund Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
MFS Institutional Large Cap           Wells Fargo Bank Minnesota                  1,096,752.5820                29.86%
  Value Fund                          FBO North Memorial A/C 12768903
                                      P.O. Box 1533
                                      Minneapolis, MN 55480-1533
MFS Institutional Large Cap           Nebraska Methodist Health Sys.                820,512.8210                22.34%
  Value Fund                          Inc.
                                      8511 W. Dodge Road
                                      Omaha, NE 68114-3403
MFS Institutional Large Cap           Bost & Co A/C UMIF3000002                     681,130.1720                18.55%
  Value Fund                          Mutual Fund Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
MFS Institutional Large Cap           Lincoln Memorial University                   348,435.9040                 9.49%
  Value Fund                          P.O. Box 2003
                                      Harrogate, TN 37752-2003
MFS Institutional Large Cap           Wells Fargo Bank Minnesota                    264,870.0760                 7.21%
  Value Fund                          FBO North Memorial A/C 12443103
                                      P.O. Box 1533
                                      Minneapolis, MN 55480-1533
MFS Institutional Large Cap           Light & Co.                                   255,663.0210                 6.96%
  Value Fund                          c/o Allfirst Trust Co. NA
                                      Security Processing 109-911
                                      P.O. Box 1596
                                      Baltimore, MD 21203-1596
MFS Institutional Large Cap           Jennie Edmundson Memorial Hospital            205,128.2050                 5.59%
  Value Fund                          Employees Retirement Plan
                                      8511 W. Dodge Road
                                      Omaha, NE 68114-3403
MFS Institutional Mid Cap             Trustees of the Estate of Bernice           3,058,724.1230                16.65%
  Growth Fund                         Pauahi Bishop
                                      Honolulu, HI
MFS Institutional Mid Cap             Georgetown University                       2,722,940.7760                14.83%
  Growth Fund                         37th and O Streets NW
                                      2 Ryan Administration Building
                                      Washington, DC 20057-0001
MFS Institutional Mid Cap             Depauw University                           2,131,068.6310                11.60%
  Growth Fund                         313 S. Locust Street
                                      Greencastle, IN 46135-1736
MFS Institutional Mid Cap             The Carnegie Foundation for the             1,962,276.3000                10.68%
  Growth Fund                         Advancement of Teaching
                                      665 Middlefield Road
                                      Menlo Park, CA 94025-3443
MFS Institutional Mid Cap             Boston Safe and Deposit Trust Co            1,425,805.9700                 7.76%
  Growth Fund                         as Trustee for the TWA Pilots
                                      DAP/401K Plan
                                      Attn: Jennifer Lacorcia
                                      136 Santilli Hwy #26-0320
                                      Everett, MA 02149-1906
MFS Institutional Mid Cap             Mitsubishi Tr & Banking Corp                1,190,791.2830                 6.48%
  Growth Fund                         TTEE for Trust Fund #400034615
                                      Kodi Global
                                      Settlement Support & Prod.
                                      9-8 Kohnan 2 Chome
                                      Minato Ku
MFS Institutional Mid Cap             Trustees of Union College                   1,085,383.5020                 5.91%
  Growth Fund                         Marybeth Kabalian
                                      807 Union Street
                                      Schenectady, NY 12308-3107
MFS Institutional Real Estate         Sun Life Assurance Co. of Canada              150,000.0000                50.00%
  Investment Fund                     FBO Sun Capital Advisers, Inc.
                                      Attn: Beatrice Mirivoga SC 1390
                                      1 Sun Life Executive Park
                                      Wellesley Hills, MA 02481-5699
MFS Institutional Real Estate         MFS Fund Distributors, Inc.                   150,000.0000                50.00%
  Investment Fund                     c/o Mass Financial Services Co.
                                      Attn: Thomas B. Hastings
                                      500 Boylston Street, 9th Floor
                                      Boston, MA 02116-3740
MFS Institutional Research Fund       Boston Safe and Deposit Trust Co.           2,311,628.8050                47.41%
                                      as Trustee for the TWA Pilots
                                      DAP/401K Plan
                                      Attn: Lisa Bove
                                      136 Santilli Hwy
                                      AIM #026-0320
                                      Everett, MA 02149-1906
MFS Institutional Research Fund       Boston Safe Deposit & Trust                 1,146,713.9770                23.52%
                                      Company Trustee of the Eastman
                                      Kodak Employees Savings &
                                      Retirement Plan
                                      AIM 0260030
                                      136 Santilli Hwy
                                      Everett, MA 02149-1906
MFS Institutional Research Fund       Hofstra University                            906,994.5650                18.60%
                                      128 Hofstra University
                                      Hempstead, NY 11549-1280
MFS Institutional Research Fund       The Hebrew Immigrant Aid Society              291,023.3840                 5.97%
                                      Other Endowment
                                      200 Newport Avenue Ext.
                                      Quincy, MA 02171-2102


MANNER OF VOTING PROXIES

    All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted "for" the matters listed in the accompanying Notice of Special Meeting of Shareholders and "for" any other matters deemed appropriate. The presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote is required to constitute a quorum for purposes of transacting business by that Fund at the Meeting.

    For the purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares in particular matters with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions and broker "non-votes" will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Abstentions and broker "non-votes" will have the same effect as a vote "against" Items 2, 3, 4 and 5 and will have no effect on Items 1 or 6.

    The Funds have engaged the services of Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for the Funds. The costs of the proxy solicitation are estimated to be $4,000.00 and will be borne by the Funds in accordance with their relative sizes. Each Fund will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

    The Funds know of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any other matters properly come before the Meeting, it is the Funds' intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF PROPOSALS

    Each of the Funds is a part of a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment advisory agreements or changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholders' meetings must be received by the applicable Fund a reasonable time prior to the Fund's solicitation of proxies relating to such future meeting.

ADDITIONAL INFORMATION

    In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by November 1, 2001, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournment those proxies required to be voted against such proposal. The Meeting may be adjourned as to one or more Funds and as to one or more particular Items affecting any such Fund. The costs of any additional solicitation and of any adjournment session will be borne by the Funds.


                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.


September 4, 2001

MFS(R) INSTITUTIONAL CORE EQUITY FUND                        MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
MFS(R) INSTITUTIONAL HIGH YIELD FUND                         MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND                   MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND
MFS(R) INSTITUTIONAL MID CAP GROWTH FUND                     MFS(R) INSTITUTIONAL REAL ESTATE INVESTMENT FUND
MFS(R) INSTITUTIONAL RESEARCH FUND

                                                                    APPENDIX A


NOTE: THIS APPENDIX CONTAINS A COMPARISON OF THE EXISTING DECLARATION OF MFS INSTITUTIONAL TRUST AND THE STANDARDIZED RESTATED DECLARATION PROPOSED TO BE USED FOR MFS FUNDS. THE DECLARATION HAS BEEN MARKED TO SHOW THE CHANGES THAT WILL BE MADE IF THE RESTATED DECLARATION PROPOSED IN ITEM 2 IS APPROVED AND ADOPTED. DELETED TEXT IS MARKED THROUGH AND ADDED TEXT APPEARS IN ITALICS. FOR EDGAR DELETED TEXT IS SET IN BRACKETS AND ADDED TEXT IS SET IN DOUBLE BRACKETS. THE COVER PAGE AND TABLE OF CONTENTS FOR BOTH THE EXISTING DECLARATION AND THE RESTATED DECLARATION HAVE BEEN OMITTED.



                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

    [, MADE AS OF THIS 24TH DAY OF JANUARY, 1996 BY THE TRUSTEES HEREUNDER.]
                                      OF

                              [WHEREAS, THE TRUST ]
                           [[MFS INSTITUTIONAL TRUST]]

                         [[DATED AS OF ______________]]

    [[WHEREAS, MFS Institutional Trust]] was established pursuant to a Declaration of Trust dated September 13, 1990[[, as amended and restated on January 24, 1996 (the "Original Declaration"),]] for the investment and reinvestment of funds contributed thereto;
[and]

    WHEREAS, the Trustees desire that the beneficial interest in the [trust] [[Trust]] assets continue to be divided into transferable Shares of Beneficial Interest (without par value) issued in one or more series, as hereinafter provided;

    [and]

    [WHEREAS, the ]

    [[WHEREAS, the Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated]] Declaration of Trust has been[, from time to time,] amended [[and restated]] in accordance with the provisions of the [[Original]] [Declaration; and] [WHEREAS, the Trustees now desire further to amend and to restate the Declaration of Trust and hereby certify, as provided in Section 11.1 of the Declaration, that this Amended and Restated Declaration of Trust has been further amended and restated in accordance with the provisions of the] Declaration;

    NOW THEREFORE, the Trustees hereby confirm that all money and property contributed to the [trust established] [[Trust]] hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the [shares] [[Shares]] of Beneficial Interest (without par value) issued hereunder and subject to the provisions hereof[[, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows]].

                                  ARTICLE I
                             NAME AND DEFINITIONS

    Section 1.1[-][[.]] Name. The name of the [trust created hereby is the MFS Institutional Trust, the current address of which is 500 Boylston Street, Boston, Massachusetts 02116.] [[Trust is MFS Institutional Trust.]]

    [Section 1.2 -]

    [[Section 1.2.]] Definitions. Wherever they are used herein, the following terms have the following respective meanings:

    (a) "By-Laws" means the By-[Laws] [[laws]] referred to in Section 3.9 hereof, as from time to time amended.

    (b) ["Commission"][[ "Commission"]] has the meaning given that term in the 1940 Act.

    (c) ["Declaration"][[ "Declaration"]] means this [[Amended and Restated]] Declaration of Trust[[,]] as amended from time to time. Reference in this Declaration of Trust to "Declaration["]", "hereof[" "herein][[, "herein"]] and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

    (d) "Distributor" means [the] [[a]] party[, other than] [[furnishing services to]] the Trust[,] [[pursuant]] to [the] [[any]] contract described in
Section 4.2 hereof.

    (e) "Interested Person" has the meaning given that term in the 1940 Act.

    (f) "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

    (g) "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series [[or class]], as the context may require[[, and except that each Share shall have one vote for each dollar of net asset value as provided in Section 6.8 hereof]].

    (h) "1940 Act" means the Investment Company Act of 1940 and the Rules and [Regulation] [[Regulations]] thereunder, as amended from time to time[[, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act]].

    (i) "Person" means and includes individuals, corporations,[[ limited liability companies,]] partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

    (j) "Shareholder" means a record owner of outstanding Shares.

    (k) "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series [[or class]] of Shares established by the Trustees pursuant to Section [6.9] [[6.11]] hereof, [equal proportionate] transferable units into which such series [[or class]] of Shares shall be divided from time to time [[in accordance with the terms hereof]]. The term "Shares" includes fractions of Shares as well as whole Shares.

    (l) "Transfer Agent" means [the party, other than the Trust, to a] [[a party furnishing services to the Trust pursuant to any transfer agency]] contract described in Section [4.3] [[4.4]] hereof.

    (m) "Trust" means the trust [created hereby] [[hereunder]].

    (n) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including, without limitation, any and all property allocated or belonging to any series [[or class]] of Shares pursuant to
Section 6.9 [[or Section 6.10]] hereof.

    (o) "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

    [[(p) "Trustees Emeritus" means any former Trustees who, from time to time, are appointed by the Trustees to serve as trustees emeritus of the Trust in accordance with the guidelines and conditions for such service adopted by the Trustees from time to time, for so long as they serve in that capacity. Trustees Emeritus, in their capacity as such, are not Trustees of the Trust for any purpose, and shall not have any powers or obligations of Trustees hereunder.]]

                                  ARTICLE II
                                   TRUSTEES

    Section 2.1[-][[.]] Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time [by a written instrument signed] by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three nor more than 15.

    Section 2.2[-][[.]] Term of Office of Trustees. [Subject to the provisions of Section 16(a) of the 1940 Act, the Trustees][[A Trustee may be elected either by the Shareholders of the Trust or, as provided in the Declaration and subject to the limitations of the 1940 Act, by the Trustees. Subject to all applicable provisions of the 1940 Act, a Trustee]] shall hold office during the lifetime of this Trust and until its termination as hereinafter provided [; except] [[or, if sooner, until his or her death or the election and qualification of his or her successor; except that:]]

    (a) [that] any Trustee may resign his [[or her]] trust (without need for prior or subsequent accounting) by an instrument in writing signed by [him] [[that Trustee]] and delivered to the [other Trustees] [[Trust]], which shall take effect upon such delivery or upon such later date as is specified therein;

    (b) [that] any Trustee may be removed [with cause,] at any time[[, with or without cause,]] by written instrument[,] signed by at least [two-thirds] [[three-quarters]] of the [remaining] Trustees, specifying the date when such removal shall become effective;

    (c) [that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and] [[any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;]]

    [(d) a Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the ]

    [[(d) any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and]]

    [[(e) a Trustee may be removed at any meeting of Shareholders by a vote of Shares representing two-thirds of the voting power of the]] outstanding Shares of [each series] [[the Trust]].

    Upon the resignation[[, retirement]] or removal of a Trustee, or his [[or her]] otherwise ceasing to be a Trustee, [he] [[that individual]] shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning[[, retiring]] or removed Trustee. Upon the incapacity or death of any Trustee, [his] [[that Trustee's]] legal representative shall execute [anal] [[and]] deliver on his [[or her]] behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

    [[Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.]]

    [[Section 2.3.]] [Section 2.3 -] Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement[,] [[or]] removal [or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number [[of Trustees]], or for any other reason[[,]] exist, [[a majority of]] the remaining Trustees [shall] [[may]] fill such vacancy by appointing such other [person] [[individual]] as they in their discretion shall see fit. [Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office.] Any such appointment shall not become effective, however, until the person [named in the written instrument of appointment] [[appointed]] shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. [Within twelve months of such appointment, the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trustees.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation[[, removal]] or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation[[, removal]] or increase in number of Trustees. The power of appointment is subject to [the] [[all applicable]] provisions [of Section l6(a)] of the 1940 Act.

    Section 2.4[-][[.]] Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any [one] of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of [this] [[the]] Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in
Section 2.3, [the][[or while any Trustee is incapacitated, the other]] Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration[[, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees]]. A written instrument certifying the existence of such vacancy [[or incapacity]] signed by a majority of the Trustees shall be conclusive evidence of the existence [of such vacancy] [[thereof]].

    Section 2.5[-][[.]] Delegation of Power to Other Trustees. [Any] [[Subject to requirements imposed by the 1940 Act and other applicable law, any]] Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall [less] [[fewer]] than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as [herein] otherwise expressly provided [[herein]].

                                 ARTICLE III
                              POWERS OF TRUSTEES

    Section 3.1[- General. The][[. General. Subject to the provisions of the Declaration, the]] Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without [the] [[The]] Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

    The enumeration of any specific power herein shall not be construed as limiting the aforesaid power [[or any other power of the Trustees hereunder]]. Such powers of the Trustees may be exercised without order of or resort to any court.

    Section 3.2[-][[.]] Investments. (a) The Trustees shall have the power:

    (i) to conduct, operate and carry on the business of an investment company;

    (ii) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of [[securities of every nature and kind,]] U.S. and foreign currencies, any form of gold [and] [[or]] other precious [metals] [[metal]], commodity contracts, [options] [[any form of option contract]], contracts for the future acquisition or delivery of fixed income or other securities, [and securities of every nature and kind,][[derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments,]] including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers" acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

    [[(A)]] states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,

[or by]

    [[(B)]] the U.S. Government, any foreign government, [[or]] any political subdivision or any agency or instrumentality of the U.S. [Government, any foreign government or any political subdivision of the U.S.] Government or any foreign government,

[or]

    [[(C)]] any international instrumentality,

[or by]

    [[(D)]] any bank or savings institution, or

[by]

    [[(E)]] any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or [by any corporation or organization organized] under any foreign law[, or in "when issued" contracts for any such securities,][[;]]


    to retain Trust assets in cash and from time to time [[to]] change the investments [of] [[in which]] the assets of the Trust [[are invested]]; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more [persons, firms, associations or corporations] [[Persons]] to exercise any of said rights, powers and privileges in respect of any of said [instruments] [[investments]]; and


    (iii) to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, [suitable or] proper [[or desirable]] for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

    (b) The Trustees shall not be limited to investing in [[securities or]] obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

    [[(c) Notwithstanding any other provision of the Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property of the Trust and each series of the Trust, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.]]

    [[Section 3.3.]] [Section 3.3 -] Legal Title. Legal title to all [the] Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each [Person] [[person]] who may hereafter become a Trustee. Upon the resignation, [[retirement,]] removal or death of a Trustee [he][[, such Trustee]] shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not [convincing] [[conveyancing]] documents have been executed and delivered.

    Section 3.4[-][[.]] Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and Section 6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property[[,]] whether capital or surplus or otherwise[, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.]

    [Section 3.5 -]

    [[Section 3.5.]] Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

    Section 3.6[-][[.]] Delegation[; Committees]. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees [or agents][[, any Investment Adviser, Distributor, custodian, agent or independent contractor]] of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem [[appropriate or]] expedient.

    Section 3.7[-][[.]] Collection and Payment. Subject to Section 6.9 hereof, the Trustees shall have [the] power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

    Section 3.8[-][[.]] Expenses. Subject to Section 6.9 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees[[, Trustees]] and Trustees [[Emeritus]].

    Section 3.9[-][[.]] Manner of Acting; By-Laws. Except as otherwise provided herein[[, in the 1940 Act]] or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees [(][[at which]] a quorum [being present)] [[is present]], including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of [all] [[two-thirds of]] the Trustees. The Trustees may adopt By-Laws not inconsistent with [this] [[the]] Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent [such power is not reserved to the Shareholders] [[permitted therein at any time]].

    Section 3.10[-][[.]] Miscellaneous Powers. [The] [[Without limiting the foregoing, the]] Trustees shall have the power to:

    (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

    (b) enter into joint ventures, partnerships and any other combinations or associations;

    (c) [remove Trustees or fill vacancies in or add to their number,] elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, [[in each case with or without cause,]] and appoint [from their own number,] and terminate[,] any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

    (d) purchase, and pay for out of Trust Property, [[such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation,]] insurance policies insuring the [Shareholders, Trustees,][[assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring Shareholders, any administrator, Trustees, Trustees Emeritus,]] officers, employees, agents, [investment advisers, distributors] [[any Investment Adviser, any Distributor]], selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

    (e) establish pension, profit-sharing, Share purchase,[[ deferred compensation,]] and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

    (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including [the] [[any]] Investment Adviser,
[[administrator, custodian,]] Distributor, Transfer Agent, [[shareholder servicing agent]] and any dealer, to such extent as the Trustees shall determine;

    (g) [[guarantee indebtedness or contractual obligations of others;]]

    [[(h)]] determine and change the fiscal year of the Trust [[or any series thereof]] and the method by which its accounts shall be kept; and

    [(h)]

    [[(i)]] adopt a seal for the Trust, provided, that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

    [Section 3.11 - Principal Transactions. Except in transactions permitted by the 1940 Act, or any order of exemption issued by the Commission, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor, or Transfer agent or with any Interested Person of such Person; but the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.]

    [Section 3.12 - Trustees and Officers as Shareholders. Except as hereinafter provided, no officer, Trustee or member of the Advisory Board of the Trust, and no member, partner, officer, director or trustee of the Investment Adviser or of the Distributor and no Investment Adviser or Distributor of the Trust, shall take long or short positions in the securities issued by the Trust. The foregoing provision shall not prevent:]

    [(a) The Distributor from purchasing Shares from the Trust if such purchases are limited (except for reasonable allowances for clerical errors, delays and errors of transmission and cancellation of orders) to purchases for the purpose of filling orders for Shares received by the Distributor and provided that orders to purchase from the Trust are entered with the Trust or the Custodian promptly upon receipt by the Distributor of purchase orders for Shares, unless the Distributor is otherwise instructed by its customer;]

    [(b) The Distributor from purchasing Shares as agent for the account of the Trust;]

    [(c) The purchase from the Trust or from the Distributor of Shares by any officer, trustee or member of the Advisory Board of the Trust or by any member, partner, officer, director or trustee of the Investment Adviser or of the Distributor at a price not lower than the net asset value of the Shares at the moment of such purchase, provided that any such sales are only to be made pursuant to a uniform offer described in the Trust's current prospectus; or]

    [(d) The Investment Adviser, the Distributor or any of their officers, partners, directors or trustees from purchasing Shares prior to the effective date of the Registration Statement relating to the Shares under the Securities Act of 1933, as amended.]

                                  ARTICLE IV
      INVESTMENT ADVISER, DISTRIBUTOR[[, CUSTODIAN]] AND TRANSFER AGENT

    Section 4.1[-][[.]] Investment Adviser. Subject to [a Majority Shareholder Vote of the Shares of each series affected thereby] [[applicable requirements of the 1940 Act]], the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby [a] [[the other]] party to [[each]] such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, with respect to one or more series of Shares, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust [[or any series thereof]] on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any [[of]] such purchases[[,]] sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. [[Such services may be provided by one or more Persons.]]

    [[Section 4.2. Distributor. Subject to applicable requirements of the 1940 Act, the]] [Section 4.2 - Distributor. The] Trustees may in their discretion from time to time enter into [a contract,] [[one or more exclusive or non-exclusive distribution contracts]] providing for the sale of Shares [[of one or more series or classes]] whereby the Trust may either agree to sell the Shares to the other party to [the] [[any such]] contract or appoint [[any]] such other party its sales agent for such Shares. In either case, [the] [[any such]] contract shall be on such terms and conditions as the Trustees may in their discretion determine[[, provided that such terms and conditions are]] not inconsistent with the provisions of [this Article IV] [[the Declaration]] or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements [[or agency agreements]] with [registered] securities dealers [[or other Persons]] to further the purpose of the distribution or repurchase of the Shares. [[Such services may be provided by one or more Persons.]]

    [[Section 4.3. Custodian]] [Section 4.3 - Transfer Agent]. The Trustees may in their discretion from time to time enter into [a transfer agency and shareholder service contract or][[one or more]] contracts whereby the other party [or parties] to [[each]] such contract [or contracts] shall undertake to furnish [transfer agency and/or shareholder services. The contract or contracts shall have] [[such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon]] such terms and conditions as the Trustees may in their discretion determine[[, provided that such terms and conditions are]] not inconsistent with [[the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.]]

    [[Section 4.4. Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency or sub-transfer agency and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of]] the Declaration or the By-Laws. Such services may be provided by one or more Persons.

    Section [4.4 -][[4.5.]] Parties to Contract. Any contract of the character described in [[any]] Section [4.1, 4.2 or 4.3] of this Article IV [or any custodian contract, as described in the By-Laws,] may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of [said] [[any such]] contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1, 4.2 [and][[,]] 4.3 [[and 4.4]] above [or custodian contracts], and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section [4.4] [[4.5]].

                                  ARTICLE V
        LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

    Section 5.1[-][[.]] No Personal Liability of Shareholders[, Trustees, etc. No][[. No Shareholder or former]] Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust[. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any] [[solely by reason of being or having been a]] Shareholder[, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability]. The Trust shall indemnify and hold each Shareholder [[and former Shareholder]] harmless from and against all claims and liabilities to which such Shareholder may become subject [[solely]] by reason of his [[or her]] being or having been a Shareholder [[(other than taxes payable by virtue of owning Shares)]], and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder [[or former Shareholder]] under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder [[or former Shareholder]] in any appropriate situation even though not specifically provided herein. [[The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.]] Notwithstanding any other provision of [this] [[the]] Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder [[or former Shareholder]] of any Shares of any series other than Trust Property allocated or belonging to such series.

    Section 5.2[- Non-][[. Limitation of]] Liability of Trustees[, etc.] [[and Others. (a)]] No Trustee, [[Trustee Emeritus,]] officer, employee or agent of the Trust shall be [liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach] [[subject to any liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, and no Trustee or Trustee Emeritus shall be responsible or liable in any event for any neglect or wrongdoing of any officer, employee or agent of the Trust or for the act of omission of any other Trustee or Trustee Emeritus. Notwithstanding anything to the contrary in this Section 5.2(a) or otherwise, nothing in the Declaration shall protect any Trustee, Trustee Emeritus, officer, employee or agent of the Trust against any liability to the Trust or its Shareholders to which he, she or it would otherwise be subject by reason]] of [trust) except for his own bad faith,] willful misfeasance, [[bad faith,]] gross negligence or reckless disregard of [his duties.] [[the duties involved in the conduct of his, her or its office or position with or on behalf of the Trust.]]

    [Section 5.3 -]

    [[(b) All persons extending credit to, contracting with or having claim against the Trust or any series or class shall look solely to the assets of the Trust or to the assets of that series or class for payment under such credit, contract or claim; and neither any Trustee or Trustee Emeritus, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.]]

    [[Section 5.3.]] Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

    (i) every person who is or has been a Trustee[[, Trustee Emeritus]] or officer of the Trust [[(hereinafter referred to as a "Covered Person")]] shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him [[or her]] in connection with any claim, action, suit or proceeding in which [he] [[that individual]] becomes involved as a party or otherwise by virtue of [his] being or having been a Trustee[[, Trustee Emeritus]] or officer and against amounts paid or incurred by [him] [[that individual]] in the settlement thereof;

    (ii) the words "claim,["][['']] "action," "suit[,] " or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement [[or compromise]], fines, penalties and other liabilities.

    (b) No indemnification shall be provided hereunder to a [Trustee or officer] [[Covered Person]]:

    (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that [he] [[the Covered Person]] engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of [his] [[that individual's]] office;

    (ii) with respect to any matter as to which [he] [[the Covered Person]] shall have been finally adjudicated not to have acted in good faith in the reasonable belief that [his] [[that individual's]] action was in the best interest of the Trust; or

    (iii) in the event of a settlement involving a payment by a Trustee[[, Trustee Emeritus]] or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a [Trustee or officer] [[Covered Person]], unless there has been either a determination that such [Trustee or officer] [[Covered Person]] did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of [his] [[that individual's]] office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that [he] [[that individual]] did not engage in such conduct:

    (A) by vote of a majority of the Disinterested Trustees [[(as defined below)]] acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (B) by written opinion of [independent legal counsel.][[(i) the then-current legal counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.]]

    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any [Trustee or officer] [[Covered Person]] may now or hereafter be entitled, shall continue as to a [Person] [[person]] who has ceased to be [such Trustee or officer] [[a Covered Person]] and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall [[limit the Trust from entering into other insurance arrangements or]] affect any rights to indemnification to which [[Trust]] personnel [other than Trustees and officers][[, including Covered Persons,]] may be entitled by contract or otherwise under law.

    (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the [recipient] [[Covered Person]] to repay such amount if it is ultimately determined that [he] [[the Covered Person]] is not entitled to indemnification under this
Section 5.3, provided that either:

    (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

    (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or [an independent] legal counsel [[meeting the requirement in
Section 5.3(b)(iii)(B) above]] in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the [recipient] [[Covered Person]] ultimately will be found entitled to indemnification.

    As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

    [[(e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.]]

    [[Section 5.4.]] [Section 5.4 -] No Bond Required [of Trustees]. No Trustee[[, Trustee Emeritus or officer]] shall be obligated to give any bond or other security for the performance of any of his [[or her]] duties hereunder.

    Section 5.5[-][[.]] No Duty of Investigation; Notice in Trust Instruments[, etc]. No purchaser, lender, [[shareholder servicing agent,]] Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees [[or officers]] shall recite that the same is executed or made by them not individually, but as [[or on behalf of]] Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees[[, officers]] or Shareholders individually, but bind only the [trust] [[Trust]] estate, and may contain any further recital [which they or he may deem] [[deemed]] appropriate, but the omission of such recital shall not operate to bind any of the Trustees[[, officers]] or Shareholders individually. The Trustees [shall at all times] [[may]] maintain insurance for the protection of the Trust Property, [the Trust's] Shareholders, Trustees, [[Trustees Emeritus,]] officers, employees and [agent] [[agents]] in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

    Section 5.6[- Reliance on Experts, etc.][[. Good Faith Action; Reliance on Experts. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law.]] Each Trustee and officer or employee of the Trust shall, in the performance of his [[or her]] duties, be [[under no liability and]] fully and completely justified and protected with regard to any act or any failure to act [or any failure to act] resulting from reliance in good faith upon the books of account or other records of the Trust, upon [an opinion] [[advice]] of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent,[[ custodian, any shareholder servicing agent,]] selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

    [[Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.]]

    [[Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.]]

                                  ARTICLE VI
                        SHARES OF BENEFICIAL INTEREST

    Section 6.1[-][[.]] Beneficial Interest. The interest of the beneficiaries hereunder [shall] [[may]] be divided into transferable Shares of Beneficial Interest (without par value), [all of one class,] which [shall] [[may]] be divided into one or more series [[and classes]] as provided in [Section] [[Sections]] 6.9 [[and 6.10]] hereof. The number of Shares authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

    Section 6.2[-][[.]] Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series or [Shares.] [[class of Shares. By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.]]

    [Section 6.3 -]

    [[Section 6.3.]] Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

    Section 6.4[-][[.]] Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with[[,]] the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of any series [[or class]] into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property allocated or belonging to such series [[or class]]. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

    Section 6.5[-][[.]] Register of Shares. A register [[or registers]] shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses [[(which may be addresses for electronic delivery)]] of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to [him as][[that Shareholder as provided]] herein or in the By-Laws [provided], until [he] [[the Shareholder]] has given his [[or her]] address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

    Section 6.6[-][[.]] Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by [his] [[the record holder's]] agent thereunto [duly] authorized in writing, upon delivery to the Trustees or[[, if there is a Transfer Agent with respect to such Shares,]] the Transfer Agent of a duly executed instrument of transfer[,] together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer [agent] [[Agent]] or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

    Any [person] [[Person]] becoming entitled to any Shares in consequence of the [date] [[death]], bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

    Section 6.7[-][[.]] Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given [[(i)]] if mailed, postage prepaid, addressed to any Shareholder of record at [his] [[the Shareholder's]] last known address as recorded on the register of the Trust[[, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.]]

    [Section 6.8 -]

    [[Section 6.8.]] Voting Powers. The Shareholders shall have power to vote only (i) for the [[election of Trustees when that issue is submitted to Shareholders, and for the]] removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract [as provided in Section 4.1 hereof] [[on which a shareholder vote is required by the 1940 Act]], (iii) with respect to termination of the Trust [[or any series or class to the extent and]] as provided in Section 9.2 hereof, (iv) with respect to any amendment of [this] [[the]] Declaration to the extent and as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets [[to the extent and]] as provided in Section
9.4 [and 9.6] hereof, (vi) [with respect to incorporation of the Trust or any series to the extent and as provided in Sections 9.5 and 9.6 hereof, (vii)] to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and [(viii)][[(vii)]] with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any [state] [[other regulator having jurisdiction over the Trust]], or as the Trustees may consider necessary or desirable.

    [Each whole Share]

    [[A Shareholder of each series or class]] shall be entitled to one vote [as to any matter on which it] [[for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series or class, on each matter on which such Shareholder]] is entitled to vote and each fractional [Share] [[dollar amount]] shall be entitled to a proportionate fractional vote, except that [[the Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights.]] Shares held in the treasury of the Trust shall not be voted.

    [Shares shall be voted by individual series] [[Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares representing a majority of the voting power of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any series or class shall vote as a series or class, then Shares representing a majority of the voting power of the Shares of that series or class voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that abstentions and broker non-votes shall not be counted as votes cast but shall be counted as being present for purposes of determining the existence of a quorum.]]

    [[Shares of all series shall be voted in the aggregate]] on any matter submitted to a vote of the Shareholders of the Trust except as provided in
Section 6.9(g) hereof. There shall be no cumulative voting in the election of Trustees. Until Shares are issued [[and during any period when no Shares are outstanding]], the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

    Section 6.9[-][[.]] Series [Designation] [[of Shares]]. Shares of the Trust may be divided into series, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of this Section 6.9. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more series by establishing and designating one or more series of Shares upon and subject to the following provisions:

    (a) All Shares shall be identical [[(subject to such variations between classes of Shares as may be permitted in accordance with the terms of Section
6.10 hereof)]] except that there may be such variations [as shall be fixed and determined by the Trustees between different series as to purchase price, right of redemption and the price, terms and manner of redemption, and special and relative rights as to dividends and on liquidation.] [[between different series as are approved by the Trustees and as are consistent with applicable law.]]

    (b) The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any [unissued Shares or any][[Shares of any series, including outstanding Shares, unissued Shares and]] Shares previously issued and reacquired [of any series][[,]] into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

    (c) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits[,] and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such [a] manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No holder of Shares of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares.[[ No holder of Shares of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.]]

    (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees[[,]] in their sole discretion[[,]] deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

    (e) The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section
3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series [which is hereinafter described].

    (f) Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be [daily] [[monthly]] or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series[,] only[[,]] from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. [All] [[Subject to differences among classes, all]] dividends and distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number [[and value]] of Shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only.[ A Shareholder of a particular series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series of the Trust.]

    (g) Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares [[of all series]] then entitled to vote shall be voted [by individual series] [[in the aggregate]], except that (i) when required by the 1940 Act to be voted [in the aggregate] [[by individual series or class]], Shares shall not be voted [by individual series] [[in the aggregate]], and (ii) when the Trustees have determined that [the] [[a]] matter affects only the interests of Shareholders of [one or more] [[particular]] series [[or classes of Shares]], only Shareholders of such series [[or classes of Shares, as applicable,]] shall be entitled to vote thereon.

    [[Section 6.10. Classes of Shares. The Trustees may, in their discretion, authorize the division of Shares of the Trust (or any series of the Trust) into one or more classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time. All Shares of a class shall be identical with each other and with the Shares of each other class of the Trust or the same series of the Trust (as applicable), except for such variations between classes as may be approved by the Board of Trustees and not prohibited by the 1940 Act.]]

    [[Section 6.11 Series and Class Designations.]][(h)] The establishment and designation of any series [[or class]] of Shares shall be effective [[(a)]] upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series[, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular series previously established and designated, the Trustees may ][[or class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. Subject to Section 9.2 hereof, the Trustees may at any time]] by an instrument executed by a majority of their number abolish [that] [[any]] series [[or class]] and the establishment and designation thereof. Each instrument referred to in this paragraph shall [have the status of] [[be]] an amendment to [this] [[the]] Declaration.

    The series of Shares [established and designated pursuant to this Section
6.9 and] existing as of the date hereof are set forth in [Annex A] [[Appendix A hereto.]]

    [[The classes of Shares of each series existing as of the date hereof are set forth in Appendix B]] hereto.

                                 ARTICLE VII
                                 REDEMPTIONS

    Section 7.1[- Redemption of Shares.][[. Redemptions.]] All Shares [of the Trust] shall be redeemable[, at the] [[based on a]] redemption price determined in [the manner set out in this][[accordance with this Section 7.1 and Article VIII of the]] Declaration. Redeemed Shares may be resold by the Trust. [] The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon [[acceptance of]] the appropriately verified [written] application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective [prospectus] [[registration statement]] under the Securities Act of 1933 [[and the 1940 Act]]. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, [[in the Trust's registration statement]] regarding the redemption of Shares [in the Trust's then effective prospectus under the Securities Act of 1933.] [Section 7.2 - Price]. Shares shall be redeemed at [their net asset value determined as set forth in Article VIII hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Article VIII hereof after receipt of such application.] [[the net asset value thereof next determined after acceptance of such request, less any applicable redemption fee or sales charge as permitted under applicable law.]]

    [Section 7.3 - Payment. Payment of the redemption price of] [[Subject to
Section 7.2 hereof, payment for said]] Shares [of any series] shall be made [[to the Shareholder]] in cash or in property [out of the assets of such series to the Shareholder of record] at such time and in [the] [[such]] manner[,] not inconsistent with the 1940 Act or other applicable [laws, as may be specified from time to time in the Trust's then effective prospectus under the Securities Act of 1933, subject to the provisions of Section 7.4 hereof.] [[law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have Shares redeemed in-kind.]]

    [Section 7.4 - Effect of Suspension of Determination of Net Asset Value. If, pursuant to Section 7.6 hereof, the Trustees shall] [[Section 7.2. Suspension of Right of Redemption. The Trust may]] declare a suspension of the [determination of net asset value, the rights of Shareholders (including those who shall leave applied for redemption pursuant to Section 7.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposits. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Article VIII after the termination of such suspension, and payment shall be made within seven days after the date upon which the application was made plus the period after such applications during which the determination of net asset value was suspended.] [[right of redemption or postpone the date of payment of the redemption proceeds of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trust shall specify, and thereafter there shall be no right of redemption or payment of the redemption proceeds until the Trust shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw the Shareholder's request for redemption or receive payment based on the net asset value existing after the termination of the suspension.]]

    [Section 7.5 -]

    [[Section 7.3.]] Redemption of Shares [in Order to Qualify as Regulated Investment Company]; Disclosure of Holding. [If the Trustees shall, at any time and in good faith, be of the opinion] [[The Trustees may, in their discretion, require the Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees]] that direct or indirect ownership of Shares [or other securities of the Trust] [[of any series]] has or may become concentrated in [any Person] [[such Shareholder]] to an extent [which] [[that]] would disqualify [the Trust or any] [[that]] series [of the Trust] as a regulated investment company under the Internal Revenue Code of 1986, as amended[, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect] [[(or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that]] ownership of Shares [or other securities of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer to issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification] [[by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable series or class]]. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1 [[hereof]].

    The holders of Shares [of] [[or]] other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended [[(or any successor statute)]], or to comply with the requirements of any other [[law or regulation, and such ownership of Shares may be disclosed by the Trustees if so requested by such law or regulation.]] [taxing authority.]

    [Section 7.6 - Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of security, owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the commission may for the protection of security holders of the Trust by order permit suspension of the right on redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the commission shall govern as to with the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the Suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension as provided in Section 7.4 hereof.]

                                 ARTICLE VIII
         DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS
                           [[; REDUCTION IN SHARES]]

    [[The]] [Subject to Section 6.9 hereof, the] Trustees, in their absolute discretion, may prescribe and shall set forth in the By-[Laws] [[laws]] or in a duly adopted vote of the Trustees such bases and times for determining the per Share [or] net asset value of the Shares [of any series] or net income [attributable to the Shares of any series], or the declaration and payment of dividends and distributions [on the Shares of any series], as they may deem necessary or desirable.[[ With respect to any series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such series at a constant dollar amount.]]

                                   ARTICLE IX

                         DURATION; TERMINATION OF TRUST;

                            AMENDMENT; MERGERS, ETC.

    Section 9.1[-][[.]] Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

    Section 9.2[-][[.]] Termination of Trust. (a) The Trust may be terminated [[at any time]] (i) by [the affirmative vote] [[a Majority Shareholder Vote]] of the holders of [not less than two-thirds of the Shares outstanding and entitled to vote] its Shares, or (ii) by the Trustees by written notice to the Shareholders. Any series of the Trust[[, or any class of any series,]] may be terminated [[at any time]] (i) by [the affirmative vote] [[a Majority Shareholder Vote]] of the holders of [not less than two-thirds of the] Shares [outstanding and entitled to vote] of that series [[or class]], or (ii) by the Trustees by written notice to the Shareholders of that series [[or class]]. Upon the termination of the Trust or any series of the Trust:

    (i) The Trust or series of the Trust shall carry on no business except for the purpose of winding up its affairs;

    (ii) The Trustees shall proceed to wind up the affairs of the Trust or series of the Trust and all the powers of the Trustees under [this] [[the]] Declaration shall continue until the affairs of the Trust or series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or series of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property of the series to one or more [persons] [[Persons]] at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; [provided, that any sale, canvas, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property shall require Shareholder approval in accordance with Section
9.4 hereof,] and [any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property allocated or belonging to any series shall require the approval of the Shareholders of such series as provided in Section 9.6 hereof; and]

    (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or Trust Property of the series, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the series according to their respective rights.

    [[The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to the termination of any class.]]

    (b) After termination of the Trust or series [[or class]] and distribution to the Shareholders of the Trust or series [[or class]] as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or series [[or class]], and the rights and interests of all Shareholders of the Trust or series [[or class]] shall thereupon cease.

    Section 9.3[-][[.]] Amendment Procedure. (a) [This Declaration may be amended by a Majority Shareholder Vote of the Shareholders of the Trust or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares of the Trust. The Trustees may also amend this Declaration without the vote or consent of Shareholders to designate series in accordance with Section
6.9 hereof] [[Except as specifically provided herein, the Trustees may, without any Shareholder vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote, amend the Declaration to designate or redesignate series or classes]], to change the name [[or principal office]] of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable[[,]] to conform [this] [[the]] Declaration to the requirements of applicable [federal laws or regulations or the requirements of the regulated investment company provisions of] [[law, including the 1940 Act and]] the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing [[to do so. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Section 6.8; (ii) any amendment to
Section 9.3(a) or (b); (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require]] [so to do.]

    [(b) No amendment which the Trustees shall have determined shall affect the rights, privileges or interests of holders of a particular series of Shares, but not the rights, privileges or interests of holders of Shares of the Trust generally, may be made except with the vote or consent by ]a Majority Shareholder Vote of [such series.] [[the Shareholders of the Trust, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular series or classes of Shares, then only Shareholders of such series or classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other series or classes shall be required.]]

    [(c) Notwithstanding any other provision hereof, no amendment may be made under this Section 9.3 which would change any rights with respect to the Shares, or any series of Shares, by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with a Majority Shareholder Vote of Shares or series of Shares.] [[(b)]] Nothing contained in [this] [[the]] Declaration shall permit the amendment of [this] [[the]] Declaration to impair the exemption from personal liability of the Shareholders, [[former Shareholders,]] Trustees, [[Trustees Emeritus,]] officers, employees and agents of the Trust or to permit assessments upon Shareholders [[or former Shareholders. Notwithstanding anything else herein, any amendment to Section
5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.]]

    [[(c)]]

    [(d)] A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders [[(if applicable)]] or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

    [(e)]

    [[(d)]] Notwithstanding any other provision hereof, until such time as [a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be][[Shares of a particular series or class are first issued the Declaration may be terminated or]] amended in any respect [[as to that series or class, and as to any series or class in which Shares are not outstanding,]] by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

    Section 9.4[-][[.]] Merger, Consolidation and Sale of Assets. [The Trust][[Subject to applicable law and except as otherwise provided in Section
9.5 hereof, the Trust or any series or class thereof]] may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property[,] [[(or all or substantially all of the Trust Property allocated or belonging to a particular series or class of the Trust)]] including its good will, upon such terms and conditions and for such consideration when and as authorized [[(a)]] at any meeting of Shareholders called for such purpose by [the holders of not less than two-thirds of the Shares outstanding and entitled to vote of the Trust, or such other vote as may be established by the Trustees with respect to any series of Shares, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than two-thirds of the Shares outstanding and entitled to vote of the Trust; provided, however, that if] [[a Majority Shareholder Vote of all series of the Trust voting as a single class if the entire Trust is merging, consolidating or disposing of assets, by a Majority Shareholder Vote of the particular series if the entire series is merging, consolidating or disposing of assets, or by a Majority Shareholder Vote of a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent, without a meeting, of the holders of Shares representing a majority of the voting power of the outstanding Shares of all series of the Trust voting as a single class, or of the particular series or class as described above. Any]] such merger, consolidation, [sale, lease or exchange is recommended by the Trustees, the vote of the holders of a majority of the Shares outstanding and entitled to vote, or such other vote as may be established by the Trustees with respect to any series of Shares, shall be sufficient authorization; and any such merger, consolidation,] sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. [[Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.]] Nothing contained herein shall be construed as requiring approval of Shareholders for any [[recapitalization or reclassification of any series or class, for any]] sale of assets in the ordinary course of the business of the Trust[[, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.]]

    [Section 9.5 -]

    [[Section 9.5.]] Incorporation, Reorganization. [With the approval of the holders of a majority of the Shares outstanding and entitled to vote, the Trustees may] [[The Trustees may, without the vote or consent of Shareholders,]] cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust [[(or series or class of a trust)]], unit investment trust, partnership, [[limited liability company,]] association or other organization to [take over] [[acquire]] all [[or a portion]] of the Trust Property [[(or all or a portion of the Trust Property allocated or belonging to a particular series or class)]] or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer [the] [[such]] Trust Property to any such corporation, trust [[(or series or class of a trust)]], partnership, [[limited liability company,]] association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. [Subject to Section 9.4 hereof, the] [[The]] Trustees may also[[, without the vote or consent of Shareholders,]] cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust [[(or series or class of a trust)]], partnership, association or other organization if and to the extent permitted by law. [Nothing contained in this Section 9.5 shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.] [[The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to this
Section 9.5. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.]]

    [Section 9.6 - Incorporation or Reorganization of Series. With the approval of a Majority Shareholder Vote of any series, the Trustees may sell, lease or exchange all of the Trust Property allocated or belonging to that series, or cause to be organized or assist in organizing a corporation or corporations under the laws of any other jurisdiction, or any other trust, unit investment trust, partnership, association or other organization, to take over all of the Trust Property allocated or belonging to that series and to sell, convey and transfer such Trust Property to any such corporation, trust, unit investment trust, partnership, association, or other organization in exchange for the shares or securities thereof or otherwise.]

                                [[ARTICLE X]]
                                 [ARTICLE X]
                              [[MISCELLANEOUS]]
          [REPORTS TO SHAREHOLDERS AND SHAREHOLDER COMMUNICATIONS]

    [The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.]

    [Whenever ten or more Shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least 1% of the Shares outstanding, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting of Shareholders for the purpose of removing one or more Trustees pursuant to
Section 2.2 hereof and accompany such application with a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either:]

    [(a) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust; or]

    [(b) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the course specified in (b) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all Shareholders of record, unless within five business days after such tender the Trustees mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.]

                                [ARTICLE XI]
                               [MISCELLANEOUS]

    [Section 11.1 - Filing. This]


    [[Section 10.1. Filing. The]] Declaration[, as amended,] and any subsequent amendment hereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other place or places as may be required under the laws of The Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate[[, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto]]. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by [a] [[an officer or]] Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some [later] [[other]] time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.


    Section [11.2 -][[10.2.]] Governing Law. [This] [[The]] Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth. [[The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such action.]]

    [[Section 10.3. Principal Office. The principal office of the Trust is 500 Boylston Street, Boston, Massachusetts. The Trustees, without a vote of Shareholders, may change the principal office of the Trust.]]

    [[Section 10.4. Counterparts. The]] [Section 11.3 - Counterparts. This] Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

    Section [11.4 -][[10.5.]] Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be [a] [[an officer or]] Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of [this] [[the]] Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or
(vi) the existence of any fact or facts which in any manner [relate] [[relates]] to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

    Section [11.5 -][[10.6.]] Provisions in Conflict with Law or Regulations.

    (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company [[or other]] provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration; provided however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any [actions] [[action]] taken or omitted prior to such determination.

    (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

                                  [ANNEX A]


    [[IN WITNESS WHEREOF, the undersigned have executed this instrument as of the__________day of _______, _____.]]


    [Pursuant to Section 6.9 of the Declaration, the ]

    [[{Trustee Signature Lines}]]

                                                                [[APPENDIX A]]


                              [[ESTABLISHMENT AND]]


                      [[DESIGNATION OF SERIES OF SHARES OF]]

                   [[BENEFICIAL INTEREST (WITHOUT PAR VALUE)]]


    [[The]] Trustees of the Trust [have][[, acting pursuant to the Trust's Declaration, have previously]] established and designated [seven series of Shares (as defined in the Declaration), such series having the following special and relative rights:] [[the series (each, a "Fund") of Shares of Beneficial Interest listed below.]]

    [1. The series are designated:]

    [[1. The Funds are:]]

    MFS Institutional Core Equity Fund

    MFS Institutional Emerging Equities Fund


    MFS Institutional High Yield Fund

    MFS Institutional International Equity Fund

    MFS Institutional Large Cap Growth Fund


    MFS Institutional Large Cap Value Fund

    MFS Institutional Mid-Cap Growth Fund


    MFS Institutional Real Estate Investment Fund


    MFS Institutional Research Fund

    [2. Each series is authorized to invest in cash, ]

    [[2. Each Fund shall be authorized to hold cash, invest in]] securities, instruments and other property [[and use investment techniques]] as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of [such series] [[the Fund]]. Each Share of each [series is redeemable, is entitled to one] [[Fund shall be redeemable as provided in the Declaration. Subject to differences among classes, each Share of each Fund shall be entitled to]] vote [or fraction thereof in respect of a fractional share] on matters on which Shares of [each series are entitled to vote, represents] [[the Fund shall be entitled to vote as provided in Section 6.8 of the Trust's Declaration of Trust, shall represent]] a [[pro rata]] beneficial interest in the assets allocated or belonging to the [series,] [[Fund,]] and [is] [[shall be]] entitled to receive its [[pro rata]] share of the net assets of the [series] [[Fund]] upon liquidation of the [series] [[Fund]], all as provided in Section 6.9 of the Declaration of Trust.[[ The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.]]

    3. Shareholders of each [series] [[Fund]] shall vote separately as a class on any matter to the extent required by, and any matter shall [be deemed to] have been [[deemed]] effectively acted upon with respect to the [series] [[Fund]] as provided in[[,]] Rule 18f-2, as from time to time in effect, under the [Investment Company Act of 1940, as amended,] [[1940 Act]] or any successor rule, and [by] the Declaration [of Trust].

    4. The assets and liabilities of the Trust shall be allocated among [the established] [[each Fund]] and [existing] [[any]] series of the Trust [[designated in the future]] as set forth in Section 6.9 of the Declaration [of Trust].

    5. Subject to the provisions of Section 6.9 and Article IX of the Declaration [of Trust], the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of [any series created] [[each Fund]], or to otherwise change the special and relative rights of [any such series.][[each Fund.]]

    [[6. Any Fund may be terminated by the Trustees at any time by written notice to the Shareholders of the Fund in accordance with Article IX of the Declaration.]]

    IN WITNESS WHEREOF, the undersigned have executed this instrument [this 24th day of January, 1996.]

                                                                [[APPENDIX B]]

                        [[ESTABLISHMENT AND DESIGNATION]]
                                 [[OF CLASSES]]

    [[As of the date hereof, the Shares of each series of the Trust have not been divided into classes of Shares, within the meaning of Section 6.10.]]

                                                                    APPENDIX B

                       FUNDAMENTAL POLICIES TO APPLY TO
                     EACH FUND UPON SHAREHOLDER APPROVAL


    A Fund may not:

    (1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

    (2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

    (3) Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

    (4) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

    (5) Real Estate, Oil and Gas, Mineral Interests, Commodities: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

    Each Fund, other than the MFS Institutional Real Estate Investment Fund, may not:

    (6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    The MFS Institutional Real Estate Investment Fund may not:

    (6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that the Real Estate Investment Fund will invest at least 25% or more of its assets in the real estate group of industries.

                                                                                                                        APPENDIX C

                                            CURRENT FUNDAMENTAL INVESTMENT POLICIES AND
                                                    PROPOSED ACTION TO BE TAKEN

(1) MFS INSTITUTIONAL CORE EQUITY FUND, MFS INSTITUTIONAL HIGH YIELD FUND, AND MFS INSTITUTIONAL LARGE CAP GROWTH FUND

                                                                                  REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL
CURRENT FUNDAMENTAL POLICY                                                        OF POLICY
--------------------------                                                        ----------------------------------------------

A Fund may not:                                                                    A Fund may not:
----------------------------------------------------------------------------------------------------------------------------------
(1) Borrow amounts from banks in excess of 33 1/3% of its total assets,           Borrow Money: borrow money except to the extent
including amounts borrowed.                                                       such borrowing is not prohibited by the 1940 Act
                                                                                  and exemptive orders granted under such Act.
---------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar as a Fund        Underwrite Securities: underwrite securities
may technically be deemed an underwriter under the Securities Act of 1933         issued by other persons, except that all or any
in selling a portfolio security.                                                  portion of the assets of the Fund may be
                                                                                  invested in one or more investment companies, to
                                                                                  the extent not prohibited by the 1940 Act and
                                                                                  exemptive orders granted under such Act, and
                                                                                  except insofar as the Fund may technically be
                                                                                  deemed an underwriter under the Securities Act
                                                                                  of 1933, as amended, in selling a portfolio
                                                                                  security.
----------------------------------------------------------------------------------------------------------------------------------
(3) Purchase or sell real estate (excluding securities secured by real            Real Estate, Oil and Gas, Mineral Interests,
estate or interests therein and securities of companies, such as real             Commodities: purchase or sell real estate
estate investment trusts, which deal in real estate or interests therein),        (excluding securities secured by real estate or
interests in oil, gas or mineral leases, commodities or commodity contracts       interests therein and securities of companies,
(excluding Options, Options on Futures Contracts, Options on Stock Indices,       such as real estate investment trusts, which
Options on Foreign Currency and any other type of option, Futures                 deal in real estate or interests therein),
Contracts, any other type of futures contract, and Forward Contracts) in          interests in oil, gas or mineral leases,
the ordinary course of its business. Each Fund reserves the freedom of            commodities or commodity contracts (excluding
action to hold and to sell real estate, mineral leases, commodities or            currencies and any type of option, Futures
commodity contracts (including Options, Options on Futures Contracts,             Contracts and Forward Contracts) in the ordinary
Options on Stock Indices, Options on Foreign Currency and any other type of       course of its business. The Fund reserves the
option, Futures Contracts, any other type of futures contract, and Forward        freedom of action to hold and to sell real
Contracts) acquired as a result of the ownership of securities.                   estate, mineral leases, commodities or commodity
                                                                                  contracts (including currencies and any type of
                                                                                  option, Futures Contracts and Forward Contracts)
                                                                                  acquired as a result of the ownership of
                                                                                  securities.
----------------------------------------------------------------------------------------------------------------------------------
(4) Issue any senior securities except as permitted by the 1940 Act. For          Senior Securities: issue any senior securities
purposes of this restriction, collateral arrangements with respect to any         except to the extent not prohibited by the 1940
type of option (including Options on Futures Contracts, Options, Options on       Act and exemptive orders granted under such Act.
Stock Indices and Options on Foreign Currencies), short sale, Forward             For purposes of this restriction, collateral
Contracts, Futures Contracts, any other type of futures contracts, and            arrangements with respect to any type of swap,
collateral arrangements with respect to initial and variation margin, are         option, Forward Contracts and Futures Contracts
not deemed to be the issuance of a senior security.                               and collateral arrangements with respect to
                                                                                  initial and variation margin are not deemed to
                                                                                  be the issuance of a senior security.
----------------------------------------------------------------------------------------------------------------------------------

(5) Make loans to other persons. For these purposes, the purchase of              Make Loans: make loans except to the extent not
short-term commercial paper, the purchase of a portion or all of an issue         prohibited by the 1940 Act and exemptive orders
of debt securities, the lending of portfolio securities, or the investment        granted under such Act.
of a Fund's assets in repurchase agreements, shall not be considered the making of a loan.
----------------------------------------------------------------------------------------------------------------------------------
(6) Purchase any securities of an issuer of a particular industry, if as a        Industry Concentration: purchase any securities
result, 25% or more of its total assets would be invested in securities of        of an issuer in a particular industry if as a
issuers whose principal business activities are in the same industry              result 25% or more of its total assets (taken at
(except obligations issued or guaranteed by the U.S. Government or its            market value at the time of purchase) would be
agencies and instrumentalities and repurchase agreements collateralized by        invested in securities of issuers whose
such obligations).                                                                principal business activities are in the same
                                                                                  industry.
----------------------------------------------------------------------------------------------------------------------------------

(2) MFS INSTITUTIONAL EMERGING EQUITIES FUND

                                                                                  REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL
CURRENT FUNDAMENTAL POLICY                                                        OF POLICY
--------------------------                                                        ----------------------------------------------

The Fund may not:                                                                 The Fund may not:
----------------------------------------------------------------------------------------------------------------------------------

(1) Borrow amounts in excess of 5% of its gross assets, and then only as a        Borrow Money: borrow money except to the extent
temporary measure for extraordinary purposes, or pledge, mortgage or              such borrowing is not prohibited by the 1940 Act
hypothecate an amount of its assets taken at market value which would             and exemptive orders granted under such Act.
exceed 15% of its gross assets, in each case taken at the lower of cost or
market value. For the purpose of this restriction, collateral arrangements        It is proposed that the fundamental policy
with respect to Options, Futures Contracts, Options on Futures Contracts,         relating to pledging of assets be removed.
Forward Contracts and payments of initial and variation margin in connection therewith are not considered a pledge of assets.
----------------------------------------------------------------------------------------------------------------------------------

(2) Underwrite securities issued by other persons except insofar as the           Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of         issued by other persons, except that all or any
1933 in selling a portfolio security.                                             portion of the assets of the Fund may be
                                                                                  invested in one or more investment companies, to
                                                                                  the extent not prohibited by the 1940 Act and
                                                                                  exemptive orders granted under such Act, and
                                                                                  except insofar as the Fund may technically be
                                                                                  deemed an underwriter under the Securities Act
                                                                                  of 1933, as amended, in selling a portfolio
                                                                                  security.
----------------------------------------------------------------------------------------------------------------------------------
(3) Concentrate investments in any particular industry, but if it is deemed       Industry Concentration: purchase any securities
appropriate for the attainment of the Fund's investment objective, up to          of an issuer in a particular industry if as a
25% of the Fund's assets, at market value at the time of each investment,         result 25% or more of its total assets (taken at
may be invested in any one industry.                                              market value at the time of purchase) would be
                                                                                  invested in securities of issuers whose
                                                                                  principal business activities are in the same
                                                                                  industry.
----------------------------------------------------------------------------------------------------------------------------------
(4) Purchase or sell real estate (including limited partnership interests         Real Estate, Oil and Gas, Mineral Interests,
but excluding securities of companies, such as real estate investment             Commodities: purchase or sell real estate
trusts, which deal in real estate or interests therein) or mineral leases,        (excluding securities secured by real estate or
commodities or commodity contracts (except for Options, Futures Contracts,        interests therein and securities of companies,
Options on Futures Contracts and Forward Contracts) in the ordinary course        such as real estate investment trusts, which
of its business. The Fund reserves the freedom of action to hold and to           deal in real estate or interests therein),
sell real estate or mineral leases, commodities or commodity contracts            interests in oil, gas or mineral leases,
acquired as a result of the ownership of securities. The Fund will not            commodities or commodity contracts (excluding
purchase securities for the purpose of acquiring real estate or mineral           currencies and any type of option, Futures
leases, commodities or commodity contracts (except for Options, Futures           Contracts and Forward Contracts) in the ordinary
Contracts, Options on Futures Contracts and Forward Contracts).                   course of its business. The Fund reserves the
                                                                                  freedom of action to hold and to sell real
                                                                                  estate, mineral leases, commodities or commodity
                                                                                  contracts (including currencies and any type of
                                                                                  option, Futures Contracts and Forward Contracts)
                                                                                  acquired as a result of the ownership of
                                                                                  securities.
----------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons except that the Fund may enter into               Make Loans: make loans except to the extent not
repurchase agreements. Not more than 15% of the Fund's total assets will be       prohibited by the 1940 Act and exemptive orders
invested in repurchase agreements maturing in more than seven days. Subject       granted under such Act.
to the limitation set forth in the policies below, the Fund may purchase a portion of an issue of debt securities of types commonly distributed to financial institutions. For these purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.
----------------------------------------------------------------------------------------------------------------------------------
(6) Purchase the securities of any issuer if such purchase, at the time           It is proposed that this fundamental policy be
thereof, would cause more than 5% of the Fund's total assets taken at             removed.
market value to be invested in the securities of such issuer, other than
U.S. Government securities.
----------------------------------------------------------------------------------------------------------------------------------
(7) Purchase voting securities of any issuer if such purchase, at the time        It is proposed that this fundamental policy be
thereof, would cause more than 10% of the outstanding voting securities of        removed.
such issuer to be held by the Fund.
----------------------------------------------------------------------------------------------------------------------------------
(8) Invest for the purpose of exercising control or management.                   It is proposed that this fundamental policy be
                                                                                  removed.
----------------------------------------------------------------------------------------------------------------------------------
(9) Purchase securities issues by any other registered investment company         It is proposed that this fundamental policy be
or registered investment trust except by purchase in the open market where        removed.
no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase the securities of any investment company or investment trust if such purchase at the time thereof would cause more than 10% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer; and
provided, further, that the Fund shall not purchase securities issued by any open-end investment company.
----------------------------------------------------------------------------------------------------------------------------------
(10) Purchase or retain any securities of an issuer any of whose officers,        It is proposed that this fundamental policy be
directors, trustees or security holders is an officer or Trustee of the           removed.
Trust, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 12 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 12 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both, all taken at market value.
----------------------------------------------------------------------------------------------------------------------------------
(11) Purchase any securities or evidences of interest therein on margin,          It is proposed that this fundamental policy be
except that the Fund may obtain such short-term credit as may be necessary        removed.
for the clearance of purchases and sales of securities and except that the
Fund may make margin deposits in connection with Options, Futures
Contracts, Options on Futures Contracts and Forward Contracts.
----------------------------------------------------------------------------------------------------------------------------------
(12) Sell any security which the Fund does not own unless by virtue of its        It is proposed that this fundamental policy be
ownership of other securities the Fund has at the time of sale a right to         removed.
obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provide that if such right is conditional the sale is made upon the same conditions.
----------------------------------------------------------------------------------------------------------------------------------
(13) Issue any senior securities except as permitted by the 1940 Act.             Senior Securities: issue any senior securities
                                                                                  except to the extent not prohibited by the 1940
                                                                                  Act and exemptive orders granted under such Act.
                                                                                  For purposes of this restriction, collateral
                                                                                  arrangements with respect to any type of swap,
                                                                                  option, Forward Contracts and Futures Contracts
                                                                                  and collateral arrangements with respect to
                                                                                  initial and variation margin are not deemed to
                                                                                  be the issuance of a senior security.
----------------------------------------------------------------------------------------------------------------------------------

(3) MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND, MFS INSTITUTIONAL MID CAP GROWTH FUND, AND MFS INSTITUTIONAL RESEARCH FUND

                                                                                  REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL
CURRENT FUNDAMENTAL POLICY                                                        OF POLICY
--------------------------                                                        ----------------------------------------------

A Fund may not:                                                                   A Fund may not:
----------------------------------------------------------------------------------------------------------------------------------
(1) Borrow amounts in excess of 33 1/3% of its assets including amounts           Borrow Money: borrow money except to the extent
borrowed.                                                                         such borrowing is not prohibited by the 1940 Act
                                                                                  and exemptive orders granted under such Act.
----------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar as the           Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of         issued by other persons, except that all or any
1933 in selling a portfolio security.                                             portion of the assets of the Fund may be
                                                                                  invested in one or more investment companies, to
                                                                                  the extent not prohibited by the 1940 Act and
                                                                                  exemptive orders granted under such Act, and
                                                                                  except insofar as the Fund may technically be
                                                                                  deemed an underwriter under the Securities Act
                                                                                  of 1933, as amended, in selling a portfolio
                                                                                  security.
----------------------------------------------------------------------------------------------------------------------------------
(3) Purchase or sell real estate (including limited partnership interests         Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and          Commodities: may not purchase or sell real
securities of companies, such as real estate investment trusts, which deal        estate (excluding securities secured by real
in real estate or interests therein), interests in oil, gas or mineral            estate or interests therein and securities of
leases, commodities or commodity contracts (excluding Options, Options on         companies, such as real estate investment
Futures Contracts, Options on Stock Indices, Options on Foreign Currencies        trusts, which deal in real estate or interests
and any other type of option, and Futures Contracts) in the ordinary course       therein), interests in oil, gas or mineral
of its business, each Fund reserves the freedom of action to hold and to          leases, commodities or commodity contracts
sell real estate, mineral leases, commodities or commodity contracts              (excluding currencies and any type of option,
(including Options, Options on Futures Contracts, Options on Stock Indices,       Futures Contracts and Forward Contracts) in the
Options on Foreign Currencies and any other type of option, and Futures           ordinary course of its business. The Fund
Contracts) acquired as a result of the ownership of securities.                   reserves the freedom of action to hold and to
                                                                                  sell real estate, mineral leases, commodities or
                                                                                  commodity contracts (including currencies and
                                                                                  any type of option, Futures Contracts and
                                                                                  Forward Contracts) acquired as a result of the
                                                                                  ownership of securities.
----------------------------------------------------------------------------------------------------------------------------------
(4) Issue any senior securities except as permitted by the Securities Act         Senior Securities: issue any senior securities
of 1940 ("1940 Act"). For purposes of this restriction, collateral                except to the extent not prohibited by the 1940
arrangements with respect to any type of option (including Options, Options       Act and exemptive orders granted under such Act.
on Futures Contracts, Options on Stock Indices, Options on Foreign                For purposes of this restriction, collateral
Currencies), Forward Contracts, Futures Contracts, and swap and collateral        arrangements with respect to any type of swap,
arrangements with respect to initial and variation margin are not deemed to       option, Forward Contracts and Futures Contracts
be the issuance of a senior security.                                             and collateral arrangements with respect to
                                                                                  initial and variation margin are not deemed to
                                                                                  be the issuance of a senior security.
----------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons. For these purposes, the purchase of              Make Loans: make loans except to the extent not
short-term commercial paper, the purchase of a portion or all of an issue         prohibited by the 1940 Act and exemptive orders
of debt securities, the lending of portfolio securities, or the investment        granted under such Act.
of a Fund's assets in repurchase agreements, shall not be considered the making of a loan.
----------------------------------------------------------------------------------------------------------------------------------
(6) Purchase any securities of an issuer of a particular industry, if as a        Industry Concentration: purchase any securities
result, 25% or more of its gross assets would be invested in securities of        of an issuer in a particular industry if as a
issuers whose principal business activities are in the same industry              result 25% or more of its total assets (taken at
(except obligations issued or guaranteed by the U.S. Government or its            market value at the time of purchase) would be
agencies and instrumentalities and repurchase agreements collateralized by        invested in securities of issuers whose
such obligations).                                                                principal business activities are in the same
                                                                                  industry.
----------------------------------------------------------------------------------------------------------------------------------

(4) MFS INSTITUTIONAL LARGE CAP VALUE FUND AND MFS INSTITUTIONAL REAL ESTATE INVESTMENT FUND

                                                                                  REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL
CURRENT FUNDAMENTAL POLICY                                                        OF POLICY
--------------------------                                                        ----------------------------------------------

Each Fund may not:                                                                A Fund may not:
----------------------------------------------------------------------------------------------------------------------------------
(1) Borrow amounts in excess of 33 1/3% of its assets including amounts           Borrow Money: borrow money except to the extent
borrowed.                                                                         such borrowing is not prohibited by the 1940 Act
                                                                                  and exemptive orders granted under such Act.
----------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar as the           Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of         issued by other persons, except that all or any
1933 in selling a portfolio security.                                             portion of the assets of the Fund may be
                                                                                  invested in one or more investment companies, to
                                                                                  the extent not prohibited by the 1940 Act and
                                                                                  exemptive orders granted under such Act, and
                                                                                  except insofar as the Fund may technically be
                                                                                  deemed an underwriter under the Securities Act
                                                                                  of 1933, as amended, in selling a portfolio
                                                                                  security.
----------------------------------------------------------------------------------------------------------------------------------
(3) Purchase or sell real estate (including limited partnership interests         Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and          Commodities: may not purchase or sell real
securities of companies, such as real estate investment trusts, which deal        estate (excluding securities secured by real
in real estate or interests therein), interests in oil, gas or mineral            estate or interests therein and securities of
leases, commodities or commodity contracts (excluding Options, Options on         companies, such as real estate investment
Futures Contracts, Options on Stock Indices, Options on Foreign Currencies        trusts, which deal in real estate or interests
and any other type of option, and Futures Contracts) in the ordinary course       therein), interests in oil, gas or mineral
of its business; however, each Fund reserves the freedom of action to hold        leases, commodities or commodity contracts
and to sell real estate, mineral leases, commodities or commodity contracts       (excluding currencies and any type of option,
(including Options, Options on Futures Contracts, Options on Stock Indices,       Futures Contracts and Forward Contracts) in the
Options on Foreign Currencies and any other type of option, and Futures           ordinary course of its business. The Fund
Contracts) acquired as a result of the ownership of securities.                   reserves the freedom of action to hold and to
                                                                                  sell real estate, mineral leases, commodities or
                                                                                  commodity contracts (including currencies and
                                                                                  any type of option, Futures Contracts and
                                                                                  Forward Contracts) acquired as a result of the
                                                                                  ownership of securities.
----------------------------------------------------------------------------------------------------------------------------------
(4) Issue any senior securities except as permitted by the Investment             Senior Securities: issue any senior securities
Company Act of 1940 ("1940 Act"). For purposes of this restriction,               except to the extent not prohibited by the 1940
collateral arrangements with respect to any type of option (including             Act and exemptive orders granted under such Act.
Options, Options on Futures Contracts, Options on Stock Indices, Options on       For purposes of this restriction, collateral
Foreign Currencies), Forward Contracts, Futures Contracts, and swap and           arrangements with respect to any type of swap,
collateral arrangements with respect to initial and variation margin are          option, Forward Contracts and Futures Contracts
not deemed to be the issuance of a senior security.                               and collateral arrangements with respect to
                                                                                  initial and variation margin are not deemed to
                                                                                  be the issuance of a senior security.
----------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons. For these purposes, the purchase of              Make Loans: make loans except to the extent not
short-term commercial paper, the purchase of a portion or all of an issue         prohibited by the 1940 Act and exemptive orders
of debt securities, the lending of portfolio securities, or the investment        granted under such Act.
of a Fund's assets in repurchase agreements, shall not be considered the making of a loan.
----------------------------------------------------------------------------------------------------------------------------------
(6) Purchase any securities of an issuer of a particular industry, if as a        Industry Concentration: purchase any securities
result, 25% or more of its gross assets would be invested in securities of        of an issuer in a particular industry if as a
issuers whose principal business activities are in the same industry              result 25% or more of its total assets (taken at
(except obligations issued or guaranteed by the U.S. Government or its            market value at the time of purchase) would be
agencies and instrumentalities and repurchase agreements collateralized by        invested in securities of issuers whose
such obligations), except that the Real Estate Investment Fund will invest        principal business activities are in the same
at least 25% or more of its total assets in the real estate group of              industry, except that the Real Estate Investment
industries.                                                                       Fund will invest at least 25% or more of its
                                                                                  assets in the real estate group of industries.
----------------------------------------------------------------------------------------------------------------------------------

                                                                    APPENDIX D

NOTE: THIS IS A COMPOSITE OF THE EXISTING ADVISORY AGREEMENTS OF EACH FUND THAT IS A SERIES OF MFS INSTITUTIONAL TRUST. THE NAME OF EACH FUND AND DATE OF EACH AGREEMENT HAVE BEEN OMITTED. TO THE EXTENT THAT THE EXISTING AGREEMENTS DIFFER FROM EACH OTHER, THESE DIFFERENCES (OTHER THAN SECTION REFERENCES, SECTION HEADINGS AND GRAMMATICAL CHANGES) ARE NOTED EITHER IN THE TEXT (IF LENGTHY) OR IN FOOTNOTES.


THIS COMPOSITE AGREEMENT HAS BEEN MARKED TO SHOW THE CHANGES THAT WILL BE MADE IF THE NEW AGREEMENT PROPOSED IN ITEM 4 IS APPROVED AND ADOPTED. DELETED TEXT IS MARKED THROUGH AND ADDED TEXT APPEARS IN ITALICS. FOR EDGAR DELETED TEXT IS SET IN BRACKETS AND ADDED TEXT IS SET IN DOUBLE BRACKETS.

                        INVESTMENT ADVISORY AGREEMENT

    INVESTMENT ADVISORY AGREEMENT, dated this ______ day of ____, _______, by and between MFS INSTITUTIONAL TRUST, a Massachusetts business trust (the "Trust"), on behalf of [MFS INSTITUTIONAL FUND, a series of the Trust (the "Fund")] [[its series of shares (each a "Fund") listed on Appendix A attached hereto]], and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the "Adviser").


    WITNESSETH: WHEREAS, the Trust is {engaged in business}(1) as an [open-end] investment company registered under the Investment Company Act of 1940(2) ; and

-----------------
(1) The Current Agreement of the Emerging Equities Fund omitted the bracketed words.

(2) The Current Agreement of the Emerging Equities Fund added the words "divided into separate series of shares" at this point.

    WHEREAS, the Adviser is willing to provide [business] services to [the](3) [[each]] Fund on the terms and conditions hereinafter set forth;

-----------------
(3) The Current Agreement of the Emerging Equities Fund added the words "Trust with respect to the" at this point.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:


    ARTICLE 1. DUTIES OF THE ADVISER. [[(a)]] The Adviser shall provide [the] [[each]] Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its [funds] [[assets]]. The Adviser shall act as [[investment]] adviser to [the] [[each]] Fund and as such shall furnish continuously an investment program(4) and shall determine from time to time what securities [[or other instruments]] shall be purchased, sold or exchanged and what portion of the assets of [the] [[each]] Fund shall be held uninvested, subject always to the restrictions of the [[Trust's Amended and Restated]] Declaration of Trust [of the Trust], dated _____ ____, _____, and By-Laws, each as amended from time to time (respectively, the "Declaration" and the "By-Laws"), to the provisions of the Investment Company Act of 1940(5) and the Rules, Regulations and orders thereunder and to [the] [[a]] Fund's then-current Prospectus and Statement of Additional Information[, as amended or supplemented from time to time](6) . The Adviser [[also]] shall [also make recommendations as to the manner in which] [[exercise]] voting rights, rights to consent to corporate [action] [[actions]] and any other rights pertaining to [the] [[a]] Fund's portfolio securities [shall be exercised] [[in accordance with the Adviser's policies and procedures as presented to the Trustees of the Trust from time to time]]. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.


-----------------
(4) The Current Agreement of the Emerging Equities Fund added the words "for the Fund" at this point.

(5) The Current Agreements of the Core Equity Fund, High Yield Fund, Large Cap Growth Fund and Real Estate Investment Fund added the words "as amended" at this point.

(6) The Current Agreement of the Emerging Equities Fund replaced the deleted words with the words "(collectively, the "Prospectus")" at this point. The Current Agreement of the Large Cap Value Fund already omitted the deleted words.

    [[(b)]] The Adviser shall take, on behalf of [the] [[each]] Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities [[or other instruments]] for [the] [[each]] Fund's account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of [the] [[each]] Fund to give instructions to the Custodian of [the] [[each]] Fund as to the deliveries of securities [[or other instruments]] and payments of cash for the account of [the] [[each]] Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for [the Fund execution at the most reasonable price by] [[each Fund the best overall price and execution available from]] responsible brokerage firms [at reasonably competitive commission rates] [[taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions]].

In fulfilling this requirement the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused [the] [[a]] Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. [[Subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, the Adviser also is authorized to consider sales of shares of each Fund or of other funds or accounts of the Adviser as a factor in the selection of brokers and dealers.]]

{EMERGING EQUITIES FUND: [[(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.]]}

{INTERNATIONAL EQUITY FUND, MID CAP GROWTH FUND, RESEARCH FUND: [[(c)]] The Adviser may from time to time enter into sub-investment advisory agreements [[with respect to a Fund]] with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 [by a majority of the Trustees of the Trust who are not "interested persons" of the Trust, the Adviser or the sub-adviser and by "vote of a majority of the outstanding voting securities" of the Fund][[ and any rules, regulations or orders of the Securities and Exchange Commission thereunder]]. Subject to the provisions of
Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of [the] [[a]] Fund by any sub-adviser.}

    {CORE EQUITY FUND, HIGH YIELD FUND, LARGE CAP GROWTH FUND, LARGE CAP VALUE FUND, REAL ESTATE INVESTMENT FUND: [[(c)]] The Adviser may from time to time enter into sub-investment advisory agreements [[with respect to a Fund]] with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940[, as amended](7) [[and any rules, regulations or orders of the Securities and Exchange Commission thereunder]]. Subject to the provisions of
Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of [the] [[a]] Fund by any sub- adviser.}

-----------------
(7) The Current Agreement of the Large Cap Value Fund already omitted the deleted words.

    ARTICLE 2. ALLOCATION OF CHARGES AND EXPENSES. [[(a)]] The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of [the] [[each]] Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of [the] [[each]] Fund. The Adviser shall arrange, if desired by the Trust, for [Directors] [[directors]], officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

    [[(b)]] It is understood that the [[Trust and each]] Fund will pay all of [its][[their]] own expenses[[ incurred in their operations and the offering of a Fund's shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund,]] including, without limitation: compensation of Trustees "not affiliated" with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to [the] [[a]] Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of [the] [[a]] Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to [the](8) [[a]] Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of [the] [[a]] Fund; [expenses of shareholders' meetings;] [[organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure and the legal obligation which a Fund may have to indemnify the Trust's Trustees and officers with respect thereto]]; and expenses relating to the issuance, registration and qualification of shares of [the] [[a]] Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party [on behalf of the Fund](9) provides that another party is to pay some or all of such expenses)(10).

-----------------
(8) The Current Agreement of the Emerging Equities Fund added the words "Trust on behalf of the" at this point.

(9) The Current Agreement of the Emerging Equities Fund and the Large Cap Value Fund already omitted the deleted words.

(10) The Current Agreement of the Emerging Equities Fund added the words "all such expenses to be allocated among the respective series of the Trust as provided in Section 6.9 of the Declaration" at this point.

    [[(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.]]

    ARTICLE 3. COMPENSATION OF THE ADVISER.


{ALL FUNDS OTHER THAN LARGE CAP VALUE FUND: For the services to be rendered and the facilities provided, [the] [[each]] Fund shall pay to the Adviser an investment advisory fee computed and paid monthly [at a rate equal to % of the Fund's average daily net assets {[on an annualized basis}](11). [[as set forth in Appendix B attached hereto.]]}

-----------------
(11) The Current Agreement of the Emerging Equities Fund replaced the bracketed words with the words "for its then- current fiscal year."


{LARGE CAP VALUE FUND: For the services to be rendered and the facilities provided, [the] [[each]] Fund shall pay to the Adviser an investment advisory fee computed and paid [annually at a rate equal 0.60% of the Fund's average daily net assets] [[monthly as set forth in Appendix B attached hereto.]]}

{INTERNATIONAL EQUITY FUND, MID CAP GROWTH FUND, RESEARCH FUND:[The Adviser
agrees to pay until     ,     , expenses of the Trust (except for fees paid
under this Agreement or the Fund's Distribution Plan) such that the Fund's
aggregate operating expenses shall not exceed     % per annum of the average
daily net assets of the Fund; provided, however, that this obligation may be terminated or revised at any time by the Adviser without the consent of the Fund by notice in writing from the Adviser to the Fund, provided that such termination or revision will not be effective with respect to the fiscal year within which such notice is given. Such payments by the Adviser are subject to reimbursement by the Fund, which will be accomplished by the payment by the Fund of an expense reimbursement fee to the Adviser computed and paid monthly at a percentage of the average daily net assets of the Fund for its then current fiscal year, with a limitation that immediately after such payment the
aggregate operating expenses of the Fund would not exceed     % of its average
daily net assets. This expense reimbursement terminates for the Fund on the earlier of the date on which payments made thereunder by such Fund equal the
prior payment of such reimbursable expenses by the Adviser or     ,    .]}

If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation [payable](12) [[paid]] to the Adviser [with respect to the Fund](13) will be prorated.

-----------------
(12) The Current Agreements of the Emerging Equities Fund and the Large Cap Value Fund already omitted the deleted word.

(13) The Current Agreements of the Emerging Equities Fund and the Large Cap Value Fund already omitted the deleted words.

{ALL FUNDS OTHER THAN EMERGING EQUITIES FUND:

    ARTICLE 4. [SPECIAL] [[ADDITIONAL SERVICES.]] Should the Trust have occasion to request the Adviser [[or its affiliates]] to perform [[administrative or other additional]] services not herein contemplated or to request the Adviser [[or its affiliates]] to arrange for the services of others, the Adviser [[or its affiliates]] will act for the Trust on behalf of [the] [[a]] Fund upon request to the best of its ability, with compensation for the [Adviser's] services to be agreed upon with respect to each such occasion as it arises. [[No such agreement for additional services shall expand, reduce, or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due under this Agreement.]]}

{EMERGING EQUITIES FUND:

    [[ARTICLE 4. ADDITIONAL SERVICES. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce, or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due under this Agreement.]]}

    ARTICLE 5. COVENANTS OF THE ADVISER. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's distributor(14) , if any, as principals in making purchases or sales of securities or other property for the account of [the] [[a]] Fund, except as permitted by the Investment Company Act of 1940(15) and [the Rules, Regulations] [[any rules, regulations]] or orders [[of the Securities and Exchange Commission]] thereunder, will not take a long or short position in the shares of [the] [[a]] Fund except as permitted by the [Declaration] [[applicable law]] and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of [the] [[a]] Fund relative to the Adviser and its [Directors] [[directors]] and officers.

-----------------
(14) The Current Agreement of the Emerging Equities Fund replaced the word "distributor" with the words "principal underwriter."

(15) The Current Agreements of the Core Equity Fund, High Yield Fund, Large Cap Growth Fund and Real Estate Investment Fund added the words "as amended" at this point.

    ARTICLE 6. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of [the] [[a]] Fund, except for willful misfeasance, bad faith [or][[,]] gross negligence [in the performance] [[or reckless disregard]] of its duties(16) and obligations hereunder. As used in this [Section] [[Article]] 6, the term "Adviser" shall include [Directors] [[directors]], officers and employees of the Adviser as well as that corporation itself.

-----------------
(16) The Current Agreement of the Emerging Equities Fund added the words "or by reason of reckless disregard of its duties" at this point.

    ARTICLE 7. ACTIVITIES OF THE ADVISER. [[(a)]] The [[Trust acknowledges that the]] services of the Adviser to [the] [[a]] Fund are not [deemed to be] exclusive, the Adviser being free to render investment advisory and/or other services to others. [The Adviser may permit other fund clients to use the initials "MFS" in their names. The Fund agrees that if the Adviser shall for any reason no longer serve as the Adviser to the Fund](17) [, the Fund will change its name so as to delete the initials "MFS".] [[The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.]]

-----------------
(17) The Current Agreement of the Emerging Equities Fund replaced the word "Fund" with the words "Trust, each of the Trust and".

    [[(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.]]

    [[(c)]] It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as [Directors] [[directors]], officers, employees, or otherwise and that [Directors] [[directors]], officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in [the] [[a]] Fund as a shareholder or otherwise.

    [[ARTICLE 8. MFS NAME. The Trust acknowledges that the names "Massachusetts Financial Services," "MFS" or any derivatives thereof or logos associated with those names (collectively, the "MFS Marks") are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action "promptly" if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser's request, as the case may be.]]


    [ARTICLE 8] 9. DURATION, TERMINATION AND AMENDMENT OF THIS AGREEMENT. [[(a)]] This Agreement shall become effective [on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force](18) [until -- , ----] [[with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund's Effective Date as set forth in Appendix A,]] on which date it will terminate(19) [[for that Fund]] unless its continuance [after ________, _______] is "specifically approved at least annually" (i) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities" of the [[applicable]] Fund.


-----------------
(18) The Current Agreement of the Emerging Equities Fund added the words "with respect to the Fund" at this point.

(19) The Current Agreement of the Emerging Equities Fund added the words "with respect to the Fund" at this point.

    [[(b)]] This Agreement may be terminated [[as to the Trust or as to any Fund]] at any time without the payment of any penalty by the Trustees or by "vote of a majority of the outstanding voting securities" of the [[applicable]] Fund, or by the Adviser, in each case on not more than sixty days' nor less than thirty days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

    [[(c)]] This Agreement may be amended [[with respect to a Fund]] only if such amendment(20) is [[in writing signed by or on behalf of the Trust and the Adviser and is]] approved by "vote of a majority of the outstanding voting securities" of the [[applicable]] Fund [[ (if such shareholder approval is required by the Investment Company Act of 1940)]].

-----------------
(20) The Current Agreement of the Emerging Equities Fund replaced the word "amendment" with the word "agreement."

    [[(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by "vote of a majority of the outstanding voting securities" of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not "interested persons" of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.]]

{ALL FUNDS OTHER THAN EMERGING EQUITIES FUND:

    ARTICLE[ 9] [[10.]] SCOPE OF TRUST'S OBLIGATIONS. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust's [trustees][[ Trustees]], officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust [in accordance with its proportionate interest hereunder](21) . If this Agreement is executed by the Trust on behalf of one or more [series of the Trust] [[Funds]], the Adviser further acknowledges that the assets and liabilities of each [series of the Trust] [[Fund]] are separate and distinct and that the obligations of or arising out of this Agreement [[concerning a Fund]] are binding solely upon the assets or property [of the series on whose behalf the Trust has executed this Agreement] [[such Fund and not upon the assets or property of any other Fund]].}

-----------------
(21) The Current Agreements of the Core Equity Fund, High Yield Fund, Large Cap Growth Fund, Large Cap Value Fund and Real Estate Investment Fund already omitted the deleted words.


{EMERGING EQUITIES FUND: [[ARTICLE 10. SCOPE OF TRUST'S OBLIGATIONS. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust's Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property such Fund and not upon the assets or property of any other Fund.]]}

{INTERNATIONAL EQUITY FUND, MID CAP GROWTH FUND, RESEARCH FUND: [If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not and you agree not to proceed against any series for the obligations of another series.]}

    ARTICLE [10] [[11]]. DEFINITIONS.]] The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities,"(22) "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the [Rules] [[rules]] and [Regulations] [[regulations]] promulgated(23) thereunder[, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act]. [[Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the "Federal Securities Acts") shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of]] [[the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.]]

-----------------
(22) The Current Agreement of the Emerging Equities Fund added the words "of the Fund" at this point.

(23) The Current Agreement of the Emerging Equities Fund omitted the word "promulgated."

{ALL FUNDS OTHER THAN EMERGING EQUITIES FUND:

    ARTICLE [11] [[12]]. RECORD KEEPING. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940(24) and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.}

-----------------
(24) The Current Agreement of the Core Equity Fund, High Yield Fund, Large Cap Growth Fund and Real Estate Investment Fund added the words "as amended" at this point.

{EMERGING EQUITIES FUND:

    [[ARTICLE 12. RECORD KEEPING. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.]]}

    [[ARTICLE 13. MISCELLANEOUS. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.]]

    [[(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.]]

    [[(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.]]

    [[(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.]]

                                   [[APPENDIX A]]

                          [[FUNDS AND EFFECTIVE DATES]]

[[Fund                                                          Effective Date]]
[[MFS Institutional Core Equity Fund                           January 1, 2002]]
[[MFS Institutional Emerging Equities Fund                     January 1, 2002]]
[[MFS Institutional High Yield Fund                            January 1, 2002]]

[[MFS Institutional International Equity Fund                  January 1, 2002]]

[[MFS Institutional Large Cap Growth Fund                      January 1, 2002]]
[[MFS Institutional Large Cap Value Fund                       January 1, 2002]]
[[MFS Institutional Mid Cap Growth Fund                        January 1, 2002]]
[[MFS Institutional Real Estate Investment Fund                January 1, 2002]]
[[MFS Institutional Research Fund                              January 1, 2002]]

                                 [[APPENDIX B]]

                         [[COMPENSATION TO THE ADVISER]]


[[Fund                                             Compensation]]
[[MFS Institutional Core Equity Fund               The Fund shall pay to the Adviser an investment advisory fee computed at a rate equal to 0.60% of the Fund's average
                                                   daily net assets on an annual basis.]]

[[MFS Institutional Emerging Equities Fund         The Fund shall pay to the Adviser an investment advisory fee computed at a rate equal to 0.75% of the Fund's average
                                                   daily net assets on an annual basis.]]

[[MFS Institutional High Yield Fund                The Fund shall pay to the Adviser an investment advisory fee computed at a rate equal to 0.50% of the Fund's average
                                                   daily net assets on an annual basis.]]

[[MFS Institutional International Equity Fund      The Fund shall pay to the Adviser an investment advisory fee computed at a rate equal to 0.75% of the Fund's average
                                                   daily net assets on an annual basis.]]

[[MFS Institutional Large Cap Growth Fund          The Fund shall pay to the Adviser an investment advisory fee computed at a rate equal to 0.75% of the Fund's average
                                                   daily net assets on an annual basis.]]

[[MFS Institutional Large Cap Value Fund           The Fund shall pay to the Adviser an investment advisory fee computed at a rate equal to 0.60% of the Fund's average
                                                   daily net assets on an annual basis.]]

[[MFS Institutional Mid Cap Growth Fund            The Fund shall pay to the Adviser an investment advisory fee computed at a rate equal to 0.60% of the Fund's average
                                                   daily net assets on an annual basis.]]

[[MFS Institutional Real Estate Investment Fund    The Fund shall pay to the Adviser an investment advisory fee computed at a rate equal to 0.70% of the Fund's average
                                                   daily net assets on an annual basis.]]

[[MFS Institutional Research Fund                  The Fund shall pay to the Adviser an investment advisory fee computed at a rate equal to 0.60% of the Fund's average
                                                   daily net assets on an annual basis.]]

[[{Trustee signature lines}]]

THE 2001 SHAREHOLDER PROXY VOTING INSTRUCTIONS FOR MFS(R) FUNDS

It's fast, it's easy -- you've read through the materials, and you're ready to vote

To make it fast and easy, you have three ways to vote -- by Internet, by phone, or by mail. Votes by phone or Internet will be confirmed and posted immediately. If you vote by phone or by Internet, you don't need to mail your proxy card(s).

Internet voting             Telephone voting            Mail voting
-------------------------   -------------------------   ------------------------

1. Go to www.proxyweb.com   1. Call toll free           1. Complete and sign the
   or to the proxy voting      1-888-221-0697.             proxy card.
   link on mfs.com.
                            2. Enter the 14-digit       2. Place the card in the
2. Enter the 14-digit          control number on your      postage-paid return
   control number on your      proxy card.                 envelope, and put it
   proxy card.                                             in the mail.
                            3. Follow the recorded
3. Follow the                  instructions.
   instructions on the
   site.

Your vote is important. It is your right as a shareholder. Please vote now. Thank you for your participation.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
MFS-10VOTE-R-9/01

                                                          [Logo] M F S(R)
                                                          INVESTMENT MANAGEMENT

THE 2001 SHAREHOLDER PROXY VOTING INSTRUCTIONS FOR MFS(R) FUNDS

It's fast, it's easy -- you've read through the materials, and you're ready to vote

To make it fast and easy, you have three ways to vote -- by Internet, by phone, or by mail.

Votes by phone or Internet will be confirmed and posted immediately. If you vote by phone or by Internet, you don't need to mail your proxy card(s).

Internet voting             Telephone voting            Mail voting
-------------------------   -------------------------   ------------------------

1. Go to the Web site       1. Call the toll free       1. Complete and sign the
   indicated on your           number on your proxy        proxy card.
   proxy card.                 card.
                                                        2. Place the card in the
2. Enter the 12-digit       2. Enter the 12-digit          postage-paid return
   control number on your      control number on your      envelope, and put it
   proxy card.                 proxy card.                 in the mail.

3. Follow the               3. Follow the recorded
   instructions on the         instructions.
   site.

Your vote is important. It is your right as a shareholder. Please vote now. Thank you for your participation.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
MFS-10VOTE-B-8/01

                                                          [Logo] M F S(R)
                                                          INVESTMENT MANAGEMENT

      MFS INVESTMENT MANAGEMENT                             ------------
      P.O. BOX 9131                                         FIRST CLASS
      HINGHAM, MA  02043-9131                               U.S. POSTAGE
                                                                PAID
                                                               PROXY
                                                             TABULATOR
                                                            ------------

                                          4.5 million
                                          MFS(R)fund account holders are
                                          counting on you

                                          Please vote all your proxies

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-888-221-0697
                          OR LOG ON TO WWW.PROXYWEB.COM

                       CONTROL NUMBER: 999 999 999 999 99

          o Please fold and detach card at perforation before mailing o

FUND NAME PRINTS HERE                  PROXY FOR A MEETING OF SHAREHOLDERS
                                            TO BE HELD ON NOVEMBER 1, 2001

      THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.
The undersigned hereby appoints James R. Bordewick, Jr., Stephen E. Cavan, James
O. Yost, Arnold D. Scott and Jeffrey L. Shames and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of MFS Institutional Funds, on Thursday, November 1, 2001 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

                                    THIS PROXY CARD IS VALID ONLY WHEN
                                            SIGNED AND DATED.

                                Date_________________________________
                                Signature (PLEASE SIGN WITHIN BOX)
                                -------------------------------------

                                -------------------------------------
                                NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

                                                                         MFS-IT
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          o Please fold and detach card at perforation before mailing o

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

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
                                                         FOR all  nominees              WITHHOLD
                                                         listed (except as             authority to
ITEM 1. To elect a Board of Trustees.                      marked to the              vote for all
        NOMINEES: (01) Jeffrey L. Shames, (02) John W.    contrary at left)             nominees
        Ballen, (03) Lawrence H. Cohn, M.D., (04) The
        Hon. Sir J. David Gibbons, KBE, (05) William           [ ]                         [  ]                           1.
        R. Gutow, (06) J. Atwood Ives, (07) Abby M.
        O'Neill, (08) Lawrence T. Perera, (09) William
        J. Poorvu, (10) Arnold D. Scott (11) J. Dale
        Sherratt, (12) Elaine R. Smith and (13) Ward
        Smith
      INSTRUCTION: To withhold authority to vote for
      any individual nominee, write the nominee's name
      on the space provided below.
                                                               FOR                      AGAINST               ABSTAIN
------------------------------------------------------

ITEM 2.  To authorize the Trustees to adopt an                 [ ]                         [ ]                  [ ]       2.
         Amended and Restated Declaration of Trust.

ITEM 3.  To amend or remove certain fundamental                [ ]                         [ ]                  [ ]       3.
         investment policies.

ITEM 4.  To approve a new investment advisory                  [ ]                         [ ]                  [ ]       4.
         agreement with Massachusetts Financial
         Services Company.

ITEM 5.  To change the investment policy relating to           [ ]                         [ ]                  [ ]       5.
         Investment in common stocks and other types
         of securities from fundamental to
         non-fundamental (only MFS Institutional
         Emerging Equities Fund shareholders may
         vote on this item).

ITEM 6   To ratify the selection of the independent            [ ]                         [ ]                  [ ]       6.
         public accountants for the current fiscal
         year.

                                                                                                                          IT
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